UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________

SCHEDULE 14A

_____________________

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Clever Leaves Holdings Inc.

(Name of Registrant as Specified In Its Charter)

____________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Clever Leaves Holdings Inc. Bodega 19-B Parque Industrial Tibitoc P.H, Tocancipá - Cundinamarca, Colombia 250 Howe Street, 20th Floor Vancouver, British Columbia, V6C 3R8 Canada

April 21, 2023

TO OUR SHAREHOLDERS

It is my pleasure to invite you to attend the 2023 Annual Meeting of shareholders (the “Annual Meeting”) of Clever Leaves Holdings Inc. (the “Company”), which will be held virtually at https://meetnow.global/M9FY52X on June 2, 2023 at 10:00 a.m. Eastern Daylight Time. The formal notice of the Annual Meeting is provided in the enclosed proxy statement. At the Annual Meeting, shareholders will consider and vote on the following:

1.      Election of the five (5) nominees named in the enclosed proxy statement to the Board of Directors.

2.      The appointment of Marcum LLP as the Company’s independent registered public accounting firm to serve as independent auditor for the 2023 fiscal year.

3.      An amendment to the Company’s 2020 Incentive Award Plan.

4.      Transaction of such other business that may properly come before the Annual Meeting and any adjournment or postponement.

Shareholders of record at the close of business on April 11, 2023, are entitled to vote at the meeting and any adjournment or postponement thereof.

The enclosed proxy statement provides you with detailed information regarding the business to be considered at the Annual Meeting. Your vote is very important. Whether or not you plan to attend the meeting, I encourage you to review the attached information and vote your shares. You may revoke your proxy at any time before the proxy is voted by following the procedures described in the enclosed proxy statement.

The rules of the Securities and Exchange Commission allow us to furnish our proxy materials over the Internet. We are sending shareholders a notice with instructions for accessing the materials and voting via the Internet (the “Notice of Internet Availability of Proxy Materials”), rather than mailing a full paper set of the materials. The notice of availability contains instructions on how to access our proxy materials on the Internet, as well as instructions on obtaining a paper copy of the proxy materials. This process will reduce our costs to print and distribute our proxy materials.

Voting by the Internet or telephone is fast and convenient, and your vote is immediately confirmed and tabulated. If you receive a paper copy of the proxy materials, you may also vote by completing, signing, dating and returning the accompanying proxy card in the enclosed return envelope furnished for that purpose. By using the Internet or telephone, you help us reduce postage and proxy tabulation costs.

As always, we value your ongoing participation and support of Clever Leaves Holdings Inc. and we remain committed to creating long-term value for our shareholders.

Sincerely,

/s/ Andrés Fajardo
Andrés Fajardo Chief Executive Officer and Director

Clever Leaves Holdings Inc. Bodega 19-B Parque Industrial Tibitoc P.H, Tocancipá - Cundinamarca, Colombia 250 Howe Street, 20th Floor Vancouver, British Columbia, V6C 3R8 Canada

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

April 21, 2023

Meeting Information:	Proposals:
Date and Time: Friday, June 2, 2023 10:00 a.m. Eastern Daylight Time Location: https://meetnow.global/M9FY52X

1. Election of the five (5) nominees named in the enclosed proxy statement to the Board of Directors.

2. The appointment of Marcum LLP as the Company’s independent registered public accounting firm to serve as independent auditor for 2023 fiscal year.

3. An amendment to the Company’s 2020 Incentive Award Plan.

4. Transaction of such other business that may properly come before the Annual Meeting and any adjournment or postponement.

The Board of Directors of Clever Leaves Holdings Inc. (the “Company”) unanimously recommends that shareholders vote “FOR” the proposal to elect each of the five (5) nominees named in the enclosed proxy statement to the Board of Directors and “FOR” the appointment of Marcum LLP as the Company’s independent registered public accounting firm to serve as independent auditor for 2023 fiscal year. The Board of Directors also recommends that shareholders vote “FOR” the amendment to the Company’s 2020 Incentive Award Plan.

You will be able to attend the annual meeting online, vote your shares electronically and submit questions online during the meeting by logging into the website listed above using the 15-digit control number included in your Notice of Internet Availability of Proxy Materials, on your proxy or voting instruction card or any additional instructions accompanying these proxy materials. Meeting access will begin at 9:45 a.m. Eastern Daylight Time on June 2, 2023.

Who may vote: If you owned the Company’s common shares, having no par value (the “common shares”), at the close of business on Tuesday, April 11, 2023 (the “Record Date”), you are entitled to vote at the meeting either in person at our virtual meeting or by proxy.

Any action on the items of business described above may be considered at the annual meeting at the time and on the date specified above or at any time and date to which the annual meeting may be properly adjourned or postponed.

YOUR VOTE IS VERY IMPORTANT.    PLEASE SUBMIT YOUR PROXY OR VOTING INSTRUCTIONS AS SOON AS POSSIBLE AFTER RECEIPT, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. Most shareholders have a choice of voting over the Internet, by telephone, or by using a traditional proxy card in advance of the meeting. Detailed instructions on how to vote on the Internet or by telephone may be found in the attached proxy statement on page 1. If you received printed proxy materials and choose to vote by mail, you may use the postage-paid, pre-addressed envelope provided in the materials.

By order of the Board of Directors.

Sincerely,

/s/ Andrés Fajardo
Andrés Fajardo Chief Executive Officer and Director

i

IMPORTANT NOTICE REGARDING THE AVAILABILITY
OF PROXY MATERIALS FOR THE
SHAREHOLDER MEETING TO BE HELD ON JUNE 2, 2023.

This Notice of Annual Meeting and Proxy Statement are first being distributed or made available, as the case may be, on or about April 21, 2023. This Notice, the Proxy Statement and our Annual Report are available free of charge at www.envisionreports.com/CLVR.

ii

Proxy Statement.    The Board of Directors (the “Board”) of Clever Leaves Holdings Inc. (“we”, “us”, “our”, the “Company” or “Clever Leaves”) is soliciting proxies to be voted at our 2023 Annual Meeting of shareholders on June 2, 2023 and at any adjournment or postponement of the meeting. We are sending certain of our shareholders the Notice of Internet Availability of Proxy Materials (the “Notice”) on or about April 21, 2023. The Notice includes instructions on how to access our Proxy Statement and our Annual Report online. The Notice will also tell you how to request our proxy materials in printed form or by email. Please see “Accessing your proxy materials” on page 56 for additional information.

References in this Proxy Statement and accompanying materials to Internet websites are for the convenience of readers. Information available at or through these websites is not incorporated by reference in this Proxy Statement.

iii

PROXY STATEMENT SUMMARY

This summary highlights selected information in this proxy statement (this “Proxy Statement”), which is being furnished by and on behalf of the board of directors (the “Board”) of Clever Leaves Holdings Inc. in connection with its annual meeting of shareholders for the year ended December 31, 2022 (the “Annual Meeting” or the “2023 Annual Meeting”). When we refer to a fiscal year, we mean the annual period ending on December 31 of the stated year. Information in this Proxy Statement for 2022 generally refers to our 2022 fiscal year. This is a summary only and does not contain all of the information we have included in this Proxy Statement. Please review the entire Proxy Statement and our annual report on Form 10-K for the fiscal year ended December 31, 2022 (the “Annual Report” and, together with the Proxy Statement, the “proxy materials”) before voting.

VOTING YOUR SHARES

Shareholders as of the record date of April 11, 2023 are entitled to vote. Each common share is entitled to one vote for each director nominee and one vote for each of the other proposals. Shareholders of record may vote their shares in person by remote attendance at the Annual Meeting or by using any of the following methods:

REVIEW YOUR PROXY STATEMENT AND VOTE IN ONE OF FOUR WAYS:

VIA THE INTERNET Visit the web site listed on your proxy card	BY MAIL Sign, date and return your proxy card in the enclosed envelope
BY TELEPHONE Call the telephone number on your proxy card	IN PERSON Remote attendance at the Annual Meeting

ABOUT CLEVER LEAVES

We are a multi-national operator in the botanical cannabinoid and nutraceutical industries, with operations and investments in Colombia, Germany, the United States, and Canada. We are working to develop one of the industry’s leading, low-cost global supply chains with the goal of providing high quality, pharmaceutical grade cannabis and wellness products to customers and patients at competitive prices produced in a sustainable and environmentally friendly manner.

GOVERNANCE HIGHLIGHTS

Independence

•        4 of our 5 directors are independent in 2023.

•        Each member of the Audit Committee is financially literate, and Elisabeth DeMarse qualifies as the “audit committee financial expert,” as such term is defined in Item 407 of Regulation S-K and qualifies as the “financially sophisticated” audit committee member in accordance with Rule 5605(c)(2)(A) of the Nasdaq rules.

•        Our Audit Committee, Compensation Committee and Nominating and Governance Committees are each composed entirely of independent directors.

Election and Removal of Directors

•        Annual election of directors.

•        Directors are elected by a plurality of the votes cast (meaning that the director nominees who receive the highest number of shares voted “for” their election are elected).

•        A director’s term will end at the Annual Meeting immediately prior to their re-election or, if not re-elected, then the election or appointment of their successors.

•        Shareholders may remove a director by special resolution.

Executive Sessions	• Our non-management directors meet regularly without management present in conjunction with the Board meetings.
Corporate Governance Practices

•        Annual Board and committee self-assessments.

•        Policy against hedging or pledging of Company stock applicable to all directors and officers.

•        No shareholder rights (“poison pill”) plan.

•        Robust shareholder engagement program.

Board Oversight of Risk Management

•        The Board, as a whole and at the committee level, has oversight responsibility relating to risks that could affect the corporate strategy, business objectives, compliance, operations and the financial condition and performance of the Company.

Executive Compensation

•        Compensation program designed for both employee retention and to incentivize our executives in a manner consistent with our shareholders’ long-term interests.

•        Annual bonuses are based on the achievement of quantitative and qualitative performance goals.

•        Equity awards are eligible to vest based on continuous service and/or achievement of share price metrics.

DIRECTOR NOMINEE HIGHLIGHTS

Our director nominees collectively have an extensive and diverse mix of skills, knowledge and experiences.

Name	Corporate Governance/Public Board Experience	Finance/Accounting Experience	Industry Expertise	Risk Management Experience
Andrés Fajardo	✓	✓	✓	✓
Elisabeth DeMarse	✓	✓		✓
Gary M. Julien	✓	✓		✓
George J. Schultze	✓	✓		✓
William Muecke	✓	✓	✓	✓

REFERENCES TO CLEVER LEAVES AND COMPANY STATUS

As used herein, the terms “Clever Leaves,” the “Company,” “we,” “us,” or “our” refer to Clever Leaves Holdings Inc. and its consolidated subsidiaries unless otherwise stated or the context otherwise requires. On December 18, 2020, Clever Leaves International, Inc. (“Clever Leaves International”) and Schultze Special Purpose Acquisition Corp., a Delaware corporation (“SAMA”), consummated the previously announced business combination (the “Business Combination”) contemplated by the Amended and Restated Business Combination Agreement, dated as of November 9, 2020, by and among SAMA, Clever Leaves International, the Company and Novel Merger Sub Inc., a Delaware corporation (“Merger Sub”) (the “Business Combination Agreement”). Pursuant to the Business Combination Agreement, SAMA agreed to combine with Clever Leaves International in the Business Combination that resulted in both Clever Leaves International and SAMA becoming wholly-owned subsidiaries of the Company.

We are an “emerging growth company,” as defined in the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”) and a “smaller reporting company,” and are therefore permitted to provide less disclosure about our executive compensation arrangements than is generally required for other public companies. We are also not required to provide our shareholders with the opportunity to vote on certain executive compensation matters on a non-binding advisory basis. We have elected to use these scaled disclosure requirements available to us as an emerging growth company and smaller reporting companies and are not soliciting shareholder votes on our executive compensation.

Under the JOBS Act, we will remain an emerging growth company until the earliest to occur of (1) the last day of the fiscal year (a) following the fifth anniversary of the date of the first sale of common equity securities pursuant to an effective registration statement, (b) in which we have total annual gross revenue of at least $1.235 billion or (c) in which we are deemed to be a large accelerated filer, which means the market value of our common shares that are held by non-affiliates exceeds $700 million as of the prior June 30th, and (2) the date on which we have issued more than $1.0 billion in non-convertible debt during the prior three-year period.

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

The following are brief answers to certain questions that you may have regarding the Annual Meeting and the proposals being considered at the Annual Meeting. We urge you to carefully read the remainder of this proxy statement because the information in this section does not provide all the information that might be important to you with respect to the Annual Meeting.

Q.     Why am I receiving these proxy materials?

A.     You are receiving this proxy statement in connection with the solicitation by the Clever Leaves Board of Directors (the “Board”) of proxies from Clever Leaves shareholders to vote in favor of the proposal to (i) elect each of the five (5) nominees named in the enclosed proxy statement to the Board (“Election Proposal”), (ii) appoint Marcum LLP as our independent registered public accounting firm to serve as independent auditor for 2023 fiscal year (“Auditor Appointment Proposal”), and (iii) amend the Company’s 2020 Incentive Award Plan (“Plan Amendment Proposal”).

Q.     What is a proxy?

A.     A shareholder’s legal designation of another person to vote shares of such shareholder’s common shares at a special or annual meeting is referred to as a proxy. The document used to designate a proxy to vote your common shares is called a proxy card. Whether you receive a proxy will depend on if you are a shareholder of record or if you hold shares in “street name.”

Q.     What is the difference between holding shares as a shareholder of record and as a beneficial owner of shares held in “street name?”

A.     If your common shares are registered directly in your name with Computershare Investor Services (“Computershare”), the transfer agent for Clever Leaves, you are considered the shareholder of record with respect to those shares. As the shareholder of record, you have the right to vote, or to grant a proxy directly to Clever Leaves or to a third party to cast your vote, at the Annual Meeting.

If your common shares are held by a bank, broker or other nominee, you are considered the beneficial owner of shares held in “street name,” and your bank, broker or other nominee is considered the shareholder of record with respect to those shares. Your bank, broker or other nominee will send you, as the beneficial owner, a package describing the procedure for voting your shares, including a voting instruction form. You should follow the instructions provided by them in order to vote your shares. If your shares are held in “street name,” you are invited to attend the Annual Meeting, but you may not vote these shares at the Annual Meeting unless you register in accordance with the options below.

Q.     If my common shares are held in “street name” by my bank, broker or other nominee, how do I register to attend the Annual Meeting?

A.     If you are a beneficial owner of common shares held in “street name” you may register for the annual meeting in one of two ways:

1)      Registration in Advance of the Annual Meeting

Submit proof of your signed legal proxy from your broker or bank reflecting your Clever Leaves holdings along with your name and email address to Computershare Trust Company as indicated below.

Requests for registration as set forth in (1) above must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on May 30, 2023. You will receive a confirmation of your registration by email after we receive your registration materials.

Requests for registration should be directed to us at the following:

By email:   Forward the email from your broker granting you a Legal Proxy, or attach an image of your Legal Proxy, to legalproxy@computershare.com

By mail:     Computershare Trust Company
Clever Leaves Legal Proxy
P.O. Box 43001
Providence, RI 02940-3001

2)      Registration at the Annual Meeting

We expect that beneficial owners holding common shares in “street name” will be able to participate by entering the control numbers received with their voting instruction form. Please note, however, that this option is intended to be provided as a convenience to beneficial owners holding common shares in “street name” only, and there is no guarantee this option will be available on our meeting date. The inability to provide this option shall in no way impact the validity of the Annual Meeting. In order to ensure you are able to attend, ask questions and vote at the Annual Meeting, you may choose the Register in Advance of the Annual Meeting option above.

In any event, please go to https://meetnow.global/M9FY52X for more information on the available options and registration instructions.

The online meeting will begin promptly at 10:00 a.m., Eastern Daylight Time. We encourage you to access the meeting prior to the start time leaving ample time for the check in. Please follow the registration instructions as outlined in this proxy statement.

Q.     If my common shares are held in “street name” by my bank, broker or other nominee, will my bank, broker or other nominee automatically vote those shares for me?

A.     Generally, your bank, broker or other nominee will only be permitted to vote your shares on a proposal if you instruct your bank, broker or other nominee how to vote. You should follow the procedures provided by your bank, broker or other nominee regarding the voting of your common shares. If you do not respond and follow the procedures provided by your bank, broker or nominee, they cannot attend the Annual Meeting for you and your shares will not be counted as present and entitled to vote for the purposes of determining whether there is a quorum. If you do respond and follow the procedures provided by your bank, broker or nominee and they attend the Annual Meeting, your shares will be counted as present and entitled to vote for the purposes of determining if a quorum is present, and if you have also provided instructions on how to vote for a proposal your shares will be voted as you have instructed; however, if you have not provided instructions on how to vote for a proposal, your bank, broker or nominee will not have discretion to make the choice for you, and your shares will be counted for quorum but have no effect on the outcome of the Election Proposal and the Auditor Appointment Proposal.

However, please note that because the Auditor Appointment Proposal is considered a routine matter, if your common shares are held by a bank, broker or nominee, such bank, broker or nominee may have authority to exercise its discretion to vote your common shares on the Auditor Appointment Proposal in the absence of instructions provided by you.

Q:     Do I need to register to attend the Annual Meeting virtually?

A:Registration is only required if you are a beneficial owner of common shares held in “street name” through a bank, broker or intermediary other than Broadridge or Mediant, as set forth above. However, beneficial owners of common shares held in “street name” may wish to register in advance, even if they are not required to do so to ensure seamless access to the meeting.

Q.     Why did I receive a Notice Regarding the Internet Availability of Proxy Materials?

A.     As permitted by SEC rules and the Company’s amended and restated articles (“Articles”), we are making this proxy statement and our Annual Report available to our shareholders electronically via the Internet. On or about April 21, 2023, we intend to mail to our shareholders a notice containing instructions on how to access the proxy materials and how to vote their shares online. If you receive a Notice Regarding the Internet Availability of Proxy Materials by mail, you will not receive a printed copy of the proxy materials in the mail unless you specifically request them. Instead, the Notice provides instructions on how to review the proxy materials and submit your voting instructions over the Internet. If you receive a Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions contained in the Notice for requesting such materials.

Q.     How many votes do I have for the Annual Meeting?

A.     Each shareholder is entitled to one vote for each common share held of record as of the close of business on the record date. As of March 31, 2023, there were 44,577,483 common shares issued and outstanding.

Q.     What am I being asked to vote on?

A.     Clever Leaves is holding the Annual Meeting of its shareholders to consider and vote on the Election Proposal and the Auditor Appointment Proposal.

Your vote is very important, regardless of the number of shares that you own.

Q.     When and where will the Annual Meeting take place?

A.     The Annual Meeting will be held virtually at 10:00 a.m. Eastern Daylight Time on June 2, 2023 and conducted exclusively by webcast. Clever Leaves has chosen to hold the Annual Meeting solely via the Internet and not in a physical location because we are excited to embrace the latest technology to provide expanded access, improved communication and cost savings for our shareholders and the Company. We believe that hosting a virtual meeting will enable more of our shareholders to attend and participate in the meeting since our shareholders can participate from any location around the world with Internet access.

To attend, vote and submit questions during the Annual Meeting, record shareholders will need to visit https://meetnow.global/M9FY52X and enter the 15-digit control number included in your Notice of Internet Availability of Proxy Materials or the instructions on your voting instruction form or proxy card. The availability of online voting may depend on the voting procedures of the organization that holds your shares.

Shareholders will be able to access the meeting 15 minutes prior to the meeting start. Clever Leaves encourages its shareholders to access the meeting prior to the start time leaving ample time for check-in. The virtual meeting platform is supported across devices and browsers running the most updated version of applicable software and plug-ins. We will have technical support available beginning 15 minutes in advance of the meeting and through the end of the meeting for any shareholder experiencing technical difficulties.

Clever Leaves has structured the virtual Annual Meeting to provide shareholders the same rights as if the meeting were held in person, including the ability to vote shares electronically during the meeting and ask questions in accordance with the rules of conduct for the meeting.

Even if you plan to attend the Annual Meeting, Clever Leaves recommends that you vote your shares in advance as described below so that your vote will be counted if you later decide not to attend or become unable to attend the Annual Meeting. Common shares beneficially owned and held in “street name” may be voted by you at the Annual Meeting only if you obtain a signed legal proxy from your bank, broker or other nominee giving you the right to vote the shares or if you are eligible and register at the meeting in accordance with Option 2 described in response to the question “If my common shares are held in “street name” by my bank, broker or other nominee, how do I register to attend the Annual Meeting?” on page 4.

Q.     What if I have trouble accessing the Annual Meeting?

A.     A link on the meeting page will provide further assistance should you need it, or you may call US & Canada: 1-888-724-2416 or 1-781-575-2748. The virtual meeting platform is fully supported across browsers (MS Edge, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most up-to-date version of applicable software and plugins. Please note that Internet Explorer is no longer supported. Participants should ensure that they have a strong Wi-Fi connection wherever they intend to participate in the meeting. We encourage you to access the meeting prior to the start time.

Q.     How important is my vote?

A.     Your vote on each proposal presented at the Annual Meeting is very important, and you are encouraged to submit a proxy as soon as possible.

Q.     How will shareholders be able to ask questions during the Annual Meeting?

A.     If you wish to submit a question during the meeting, type your question into the “Submit a question” field, and click “Submit.” Questions relevant to meeting matters will be answered during the meeting. Questions regarding personal matters or matters not relevant to meeting matters will not be answered. If we receive substantially similar questions, we may group such questions together and provide a single response to avoid repetition and allow time for additional topics. The rules of conduct for the meeting, including the guidelines for submitting questions, the shareholder list and the proxy materials will be available on the virtual meeting site during the meeting.

Q.     What constitutes a quorum?

A.     A quorum is required for our shareholders to conduct business at the Annual Meeting. The holders of 33 1/3% of the outstanding common shares entitled to be voted at the meeting, present via webcast or represented by proxy will constitute a quorum for the transaction of business. Abstentions and “broker non-votes” will be counted in determining whether there is a quorum.

Q.     What is a broker non-vote?

A.     A broker non-vote occurs with respect to a proposal when a bank, broker, trustee, or other nominee has discretionary authority to vote on one or more proposals to be voted on at a meeting of shareholders but is not permitted to vote on other proposals without instructions from the beneficial owner and the beneficial owner fails to provide the nominee with such instructions. Banks, brokers, trustees, or other nominees may generally vote on routine matters but cannot vote on non-routine matters. Only the Auditor Appointment Proposal is considered a routine matter. The other proposals are not considered routine matters, and without your instructions, your bank, broker or other nominee cannot vote your shares.

Q.     How many votes are needed to approve each proposal at the Annual Meeting?

A.     Item 1: Election Proposal.    The director nominees shall be elected by a plurality of the votes cast (meaning that the five (5) director nominees who receive the highest number of shares voted “for” their election are elected) on an individual director basis as opposed to a slate vote. Under a plurality voting standard, shareholders are given the choice to vote “for” a nominee director or “withhold” their vote for the nominee. A plurality system allows a director nominee to be elected with less than a majority of the votes cast “for” their election, regardless of the number of votes withheld from their election. Voting on an individual director basis allows the shareholders to vote for any properly nominated director and express disapproval regarding an individual director nominee, by withholding support for that nominee.

Note that if your common shares are held by a bank, broker or other nominee, such bank, broker or other nominee will not have authority to exercise its discretion to vote your common shares on the Election Proposal unless you provide instructions to him or her regarding how you would like your common shares to be voted. If such bank, broker or other nominee does not receive such instructions, and as a result, is unable to vote your common shares on the Election Proposal, this will result in a “broker non-vote.”

Item 2: Auditor Appointment Proposal.    The affirmative vote of a simple majority of the votes cast in the Auditor Appointment Proposal is required to appoint Marcum LLP as the Company’s independent registered public accounting firm for 2023. Under a simple majority voting standard, shareholders are given the choice to vote “for,” “against,” or “abstain” with respect to this proposal. Please note that because this proposal is considered a routine matter, if your common shares are held by a bank, broker or nominee, such bank, broker or nominee will have authority to exercise its discretion to vote your common shares on this proposal if you do not provide instructions to him or her regarding how you would like your common shares to be voted.

Item 3: Plan Amendment Proposal.    The affirmative vote of a simple majority of the votes cast in the Plan Amendment Proposal is required to approve an amendment to the Company’s 2020 Incentive Award Plan. Under a simple majority standard, shareholders are given the choice to vote “for,” “against,” or “abstain” with respect to this proposal.

Note that if your common shares are held by a bank, broker or other nominee, such bank, broker or other nominee will not have authority to exercise its discretion to vote your common shares on the Plan Amendment Proposal unless you provide instructions to him or her regarding how you would like your common shares to be voted. If such bank, broker or other nominee does not receive such instructions, and as a result, is unable to vote your common shares on the Plan Amendment Proposal, this will result in a “broker non-vote.”

Other Business.    Unless the BCA or the Articles otherwise provide, the affirmative vote of a simple majority of the votes cast at the Annual Meeting is required to approve any other matter that may properly come before the Annual Meeting. Other business is not considered a routine matter for which brokers may exercise their discretion.

Q.     What if other business comes up at the Annual Meeting?

A.     At the Annual Meeting, we will also consider any other business that may properly come before our Annual Meeting and any continuations, adjournments or postponements thereof regardless of whether you attend the meeting.

The Board knows of no other business to be brought before the Annual Meeting. If, however, any other business should properly come before the Annual Meeting, the persons named in the accompanying proxy may vote their proxies in accordance with the authority or discretion contained in their proxy or voting instructions.

Q.     How are “withhold” votes, abstentions and broker non-votes treated?

A.     A “withhold” vote will have no effect on the Election Proposal.

An abstention for the Auditor Appointment Proposal or the Plan Amendment Proposal will not be counted as a vote cast and will have no effect on the Auditor Appointment Proposal or the Plan Amendment Proposal. Abstentions will not be available for the Election Proposal.

If you do not provide your bank, broker or other nominee with instructions on how to vote your shares held in street name, your bank, broker or nominee will not be permitted to vote them on non-routine matters, such as the Election Proposal and the Plan Amendment Proposal, which will result in a broker non-vote. Shares subject to a broker non-vote will not be counted as votes cast with respect to the Election Proposal or the Plan Amendment Proposal and will not affect the outcome of the Election Proposal or the Plan Amendment Proposal. We encourage you to provide instructions to your bank, broker or other nominee on how to vote your common shares. We do not expect any broker non-votes for the Auditor Appointment Proposal.

Abstentions and broker non-votes are counted as present for establishing a quorum.

Q.     How does the Board recommend that I vote at the Annual Meeting?

A.     The Board unanimously recommends that you vote “FOR” each nominee with respect to the Election Proposal and “FOR” the Auditor Appointment Proposal. The Board also recommends that you vote and “FOR” the Plan Amendment Proposal.

Q.     What is the record date and who is entitled to vote at the Annual Meeting?

A.     The record date for the Annual Meeting is April 11, 2023. All holders of the common shares who held shares at the close of business on the record date are entitled to receive notice of, and to vote at, the Annual Meeting.

Under the Business Corporations Act (British Columbia) (the “BCA”), at any meeting of shareholders at which a quorum is present, any action that must or may be taken or authorized by the shareholders, except as otherwise provided under the BCA and our Articles, may be taken or authorized by an “ordinary resolution,” which is a simple majority of the votes cast by shareholders voting shares that carry the right to vote at general meetings. The votes for the proposals at the Annual Meeting will be conducted by way of poll. On votes by way of poll, each person is entitled to one vote for each share such person is entitled to vote.

Clever Leaves is commencing its solicitation of proxies on or about April 21, 2023.

Q.     How can I vote my shares and participate at the Annual Meeting?

A.     Shareholders and proxy holders will be able to participate in the Annual Meeting online during the meeting by visiting https://meetnow.global/M9FY52X and entering the 15-digit control number included in your Notice of Internet Availability of Proxy Materials, voting instruction form or proxy card. If your common shares are beneficially held in “street name” through Broadridge or Mediant and you access the Annual Meeting, your control number provided by Broadridge or Mediant, respectively, may be longer or shorter.

Common shares held directly in your name as the shareholder of record may be voted at the Annual Meeting. Common shares held in “street name” may be voted by you at the Annual Meeting only if you obtain a signed legal proxy from your bank, broker or other nominee giving you the right to vote the shares or if you are eligible and register at the meeting in accordance with Option 2 described in response to the question “If my common shares are held in “street name” by my bank, broker or other nominee, how do I register to attend the Annual Meeting?” on page 4.

Even if you plan to attend the Annual Meeting, we recommend that you vote your shares in advance so that your vote will be counted even if you later decide not to attend or become unable to attend the Annual Meeting.

The meeting will begin promptly at 10:00 a.m. Eastern Daylight Time, on June 2, 2023. Clever Leaves encourages its shareholders to access the meeting prior to the start time leaving ample time for check-in.

Q.     How can I vote my shares without attending the Annual Meeting?

A.     Whether you hold your shares directly as a shareholder of record or beneficially in “street name,” you may direct your vote without attending the Annual Meeting. Shareholders of record can vote by proxy by mail, over the Internet or by telephone by following the instructions provided on the proxy card. Please note that if you hold shares beneficially in “street name,” you should follow the voting instructions provided by your bank, broker or other nominee.

Q.     What should I do if I receive more than one set of voting materials for the Annual Meeting?

A.     If you hold shares in “street name” and also directly in your name as a shareholder of record or otherwise, or if you hold common shares in more than one brokerage account, you may receive more than one set of voting materials relating to the Annual Meeting.

Record Holders.    For shares held directly, please complete, sign, date and return the proxy card, or you may cast your vote by telephone or over the Internet as provided on each proxy card, or otherwise follow the voting instructions provided in this proxy statement in order to ensure that all of your shares are voted.

“Street name” Holders.    For shares held in “street name” through a bank, broker or other nominee, you should follow the procedures provided by your bank, broker or other nominee to vote your shares.

Q.     If a shareholder gives a proxy with voting instructions, how are the shares voted?

A.     Regardless of the method you choose to vote, the individuals named on the enclosed proxy card will vote your shares in the way that you indicate. When completing the proxy card or the Internet or telephone processes, you may specify whether your shares should, as applicable, be voted for, or against, or be withheld, or abstain (as applicable) from voting on, all, some or none of the specific items of business to come before the Annual Meeting.

Q.     How will my common shares be voted if I return a blank proxy?

A.     Record Holders.    If your proxy card is properly executed but you do not indicate how you want your common shares to be voted, or if you vote by telephone or the Internet without indicating how you want your common shares to be voted, then your common shares will be voted “FOR” each nominee in the Election Proposal, “FOR” the Auditor Appointment Proposal and “FOR” the Plan Amendment Proposal.

“Street Name” Holders.    “Street name” holders will not receive a proxy card. For shares held in “street name” through a bank, broker or other nominee, the voting instruction form provided by such nominee are not proxy cards, and these voting instruction forms typically provide information on what the nominee will do if you respond but do not provide voting instructions.

Q.     Can I change my vote after I have submitted my proxy?

A.     Any shareholder giving a proxy has the right to revoke it before the proxy is voted at the Annual Meeting by:

•        subsequently submitting a new proxy, whether by submitting a new proxy card or by submitting a proxy via the Internet or telephone, that is received by the deadline specified on the accompanying proxy card;

•        giving a signed written notice of your revocation to Clever Leaves’ corporate secretary; or

•        revoking your proxy and voting virtually at the Annual Meeting before any vote in respect of which the proxy shall have been taken.

Simply attending the meeting will not, by itself, revoke your proxy.

Execution or revocation of a proxy will not in any way affect your right to attend the Annual Meeting and vote. Written notices of revocation and other communications with respect to the revocation of proxies must be signed and should be addressed to:

Proxy Services
c/o Computershare Investor Services
P.O. Box 43101
Providence, RI 02040-5067

Q.     When are shareholder proposals and director nominations due for next year’s annual meeting?

A.     Pursuant to Rule 14a-8 under the Exchange Act your proposal must be received by the Secretary of the Company at its executive offices no later than December 23, 2023 to be considered for inclusion in the Company’s proxy materials for next year’s annual meeting.

In addition, proposals of shareholders intended to be presented at next year’s annual meeting must comply with all applicable requirements of the BCA and the Articles. To be considered timely and valid under the BCA and our Articles, your proposal must be signed and submitted in writing by March 2, 2024 to our Corporate Secretary at 250 Howe Street, 20th Floor, Vancouver, British Columbia, V6C 3R8, Canada.

If you wish to submit a shareholder proposal, you are also advised to review our Articles, which contain additional requirements about shareholder proposals and advance notice of shareholder proposals for director nominations.

Director nominations to be submitted at next year’s annual meeting must comply with all applicable requirements of the Articles. To be considered timely under our Articles, your proposal must be submitted in writing between 30 and 65 days prior to the next annual meeting of shareholders to our Chief Financial Officer at 250 Howe Street, 20th Floor, Vancouver, British Columbia, V6C 3R8, Canada.

In addition to satisfying the foregoing notice requirements under our Articles, to comply with the universal proxy rules under the Exchange Act, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 3, 2024.

Q.     If I hold my shares in “street name,” can I change my voting instructions after I have submitted voting instructions to my bank, broker or other nominee?

A.     If your shares are held in the name of a bank, broker or other nominee and you previously provided voting instructions to your bank, broker or other nominee, you should follow the instructions provided by your bank, broker or other nominee to revoke or change your voting instructions.

Q.     Where can I find the voting results of the Annual Meeting?

A.     The preliminary voting results for the Annual Meeting will be announced at the Annual Meeting. In addition, within four business days of the Annual Meeting, Clever Leaves intends to file the final voting results of the Annual Meeting with the SEC on a Current Report on Form 8-K.

Q.     What happens if I sell my common shares after the record date but before the Annual Meeting?

A.     The record date is earlier than the date of the Annual Meeting. If you transfer your common shares after the record date but before the Annual Meeting, you will, unless special arrangements are made, retain your right to vote at the Annual Meeting.

Q.     Who will solicit and pay the cost of soliciting proxies?

A.     Clever Leaves has not engaged a solicitation agent for the Annual Meeting.

Clever Leaves may be required to reimburse banks, brokers and other custodians, nominees and fiduciaries or their respective agents for their expenses in forwarding proxy materials to beneficial owners of your common shares. Clever Leaves’ directors, officers and employees also may solicit proxies by telephone, by electronic means or in person. They will not be paid any additional amounts for soliciting proxies.

Q.     What should I do now?

A.     You should read this proxy statement carefully and in its entirety and return your completed, signed and dated proxy card(s) by mail in the enclosed postage-paid envelope or you may submit your voting instructions by telephone or over the Internet as soon as possible so that your shares will be voted in accordance with your instructions.

Q.     Whom do I call if I have questions about the Annual Meeting?

A.     If you have questions about the Annual Meeting, or desire additional copies of this proxy statement or additional proxies, you may contact:

Computershare Investor Services
150 Royall Street
Suite 101
Canton, MA 02021
For telephone inquiries call:
+1-800-736-3001 (US, Canada, Puerto Rico)
+1-781-575-3100 (non-US)
Clever Leaves Holdings Inc.
250 Howe Street, 20th Floor
Vancouver, British Columbia, V6C 3R8, Canada
Attention: Corporate Secretary

PROPOSAL 1: ELECTION OF DIRECTORS

The Board proposes that the five (5) nominees described below be elected for a new term of one year expiring at the Company’s 2024 annual meeting of shareholders (the “2024 Annual Meeting”) or until their successors are duly elected or appointed. All nominees currently serve as directors.

The Board believes that it is necessary for each of our directors to possess many qualities and skills. When searching for new candidates, the Nominating and Governance Committee considers the evolving needs of the Board and searches for candidates with the mix of skills, experience and diversity that the Board values that fill any current or anticipated future gap. The Board and the Nominating and Governance Committee believe that it is desirable to have a variety of viewpoints on the Board, which may be enhanced by a mix of different professional and personal backgrounds and experience. In considering candidates for the Board, the Nominating and Governance Committee considers the entirety of each candidate’s credentials in the context of these standards. With respect to the nomination of continuing directors for re-election, the individual’s contributions to the Board are also considered.

All of our directors bring to the Board extensive executive leadership and board experience derived from their service as executives or members of other companies’ boards. We believe that these nominees have the experience and perspective to guide the Company as we continue to compete, and to innovate and adjust to rapidly changing regulatory requirements in the jurisdictions where we operate.

The names of the five (5) nominees, along with their present positions, their principal occupations and directorships held with other public corporations during the past five years, their ages as of April 30, 2023 and the month and year first elected as a director, are provided below.

No directors or executive officers have any family relationship to any other director, nominee for director or executive officer.

Each director holds office until the next annual general meeting, subject to prior death, resignation, retirement, disqualification or removal from office.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
THE ELECTION OF EACH OF THE LISTED NOMINEES.

Name, Age, Business Experience and Current Directorships	Director Since

ANDRÉS FAJARDO, 45

Andrés Fajardo has served as our Chief Executive Officer since March 25, 2022 and as Director and our President since the consummation of the Business Combination on December 18, 2020. Prior to the consummation of the Business Combination, Mr. Fajardo served as the President of Clever Leaves since 2019. Mr. Fajardo has served in various roles within our company, including Chief Executive Officer in 2019 and Chairman in 2018 of Clever Leaves Colombia, after helping establish the Clever Leaves Colombia business in 2016. Prior to Clever Leaves, from 2016 to 2018, Mr. Fajardo was a Founding Partner of Mojo Ventures, a venture capital incubator in Colombia. Mr. Fajardo has more than 20 years of management experience, having served as Chief Executive Officer of IQ Outsourcing, a leading Colombian business processing outsourcing firm from 2010 to 2015, and previously a principal member at Booz & Company from 2000 to 2010. Mr. Fajardo also served on the boards of directors and advisory boards of a number of private companies from 2012 through 2020. Mr. Fajardo holds an MBA from Harvard Business School and a BS, with honors, from Los Andes University in Colombia in Industrial Engineering and Economics. We believe Mr. Fajardo is qualified to serve on our Board due to his experience as a Chief Executive Officer leading complex organizations, his tenure as a management consultant in a global renowned firm that is testament of his ability to design, develop, and implement business and operating strategies, his previous success as an entrepreneur, and his prior experience serving on boards of directors and advisory boards.

December 2020

ELISABETH DEMARSE, 69

Elisabeth DeMarse has served as a Director since the consummation of the Business Combination on December 18, 2020. Ms. DeMarse has been an independent director of Kubient Inc. (Nasdaq: KBNT) since January 2020. Ms. DeMarse has been an independent director of Trajectory Alpha Acquisition Corp. (NYSE: TCOA) since December 2021. She served as Non-Executive Chairman of Nedsense (AMS: NEDSE) from 2015 to 2016 and as an independent director of AppNexus Inc. from 2014 to 2018. Ms. DeMarse has been a limited partner at Tritium Partners, a private equity fund, since 2013, and a limited partner of Kimbark LLC, a family limited partnership, since 2002. From 2012 to 2016, Ms. DeMarse served as President, Chief Executive Officer and Chairman of TheStreet, Inc. (Nasdaq: TST). From 2010 to 2012, she served as Chief Executive Officer of Newser, an award-winning news digest and aggregation website. Ms. DeMarse was the founder and Chief Executive Officer of CreditCards.com from 2006 to 2010 and the Chief Executive Officer of Bankrate from 2000 to 2004. Prior to that, she was an Executive Vice President of Hoover’s, Inc., a company information site and database, which completed its IPO in 1999. Ms. DeMarse spent a decade as Chief Marketing Officer for Bloomberg LP working directly for the founder, Michael Bloomberg, where she was instrumental in the formation of several media properties. A member of The Committee of 200, Ms. DeMarse has an MBA from Harvard Business School and a BA in History from Wellesley College, where she was a Wellesley Scholar. We believe Ms. DeMarse if qualified to serve on our Board due to her extensive experience serving in leadership roles, including as President, Chief Executive Officer and Chairman of TheStreet, Inc., a Nasdaq-listed company, and her experience serving on the boards of directors of other public companies.

December 2020

Name, Age, Business Experience and Current Directorships	Director Since

GARY M. JULIEN, 53

Gary M. Julien has served as a Director since the consummation of the Business Combination on December 18, 2020. Mr. Julien served as SAMA’s Executive Vice President from September 2018 and also served as a director on SAMA’s board of directors from December 2018 until the closing of the Business Combination. Mr. Julien was originally appointed as a Director pursuant to certain director nomination rights granted pursuant to the Investor Rights Agreement, dated as of December 18, 2020, between the Company and the Investors named therein, to SPAC Majority Holders, as defined therein. Mr. Julien also serves as a Managing Director, Acquisitions at Schultze Asset Management and as Executive Vice President, CFO and a director at Schultze Special Purpose Acquisition Corp. II. Mr. Julien has over 20 years of M&A and public and private equity investment experience across a variety of industries, including experience in the special purpose acquisition company market. Mr. Julien previously led and supported M&A initiatives on behalf of entities controlled by Mario J. Gabelli, Chairman, and Chief Executive Officer of GAMCO Investors, Inc., including as Executive Vice President, Corporate Development for PMV Acquisition Corp. LICT Corporation and CIBL, Inc. From November 2009 through 2014, Mr. Julien was Senior Vice President at Bronson Point Management, an investment management firm, where he originated, oversaw and analyzed public market investments helping to the firm grow from approximately $70 million in assets under management at launch in 2010 to $1.9 billion in 2014. From 2007 through 2009, Mr. Julien led and supported M&A and corporate finance initiatives for the private investment firm Kanders & Company, Inc. and its affiliates including as Vice President, Corporate Development of Kanders & Company, Clarus Corp. and Highlands Acquisition Corp. From 2003 through 2006, Mr. Julien was Vice President, Corporate Development for Armor Holdings, Inc., an aerospace and defense company and portfolio company of Kanders & Company, where he oversaw M&A and divestitures for the company, executing 15 transactions during this period and investing approximately $1.2 billion. During this period, Armor Holdings’ revenue grew from $305 million to $2.4 billion prior to its sale to BAE Systems plc in July 2007 for $4.5 billion. Mr. Julien previously worked at Global Crossing Ltd. where he led and supported several M&A, joint ventures and minority investments. Mr. Julien received an MBA with honors in Finance from Columbia Business School and a BS from the Newhouse School of Communications at Syracuse University. We believe Mr. Julien is qualified to serve on our Board due to his M&A experience, which spans over 20 years, and public and private equity investment experience across a variety of industries.

December 2020

GEORGE J. SCHULTZE, 53

George J. Schultze has served as a Director since February 2022. Mr. Schultze was appointed as a Director pursuant to the Waiver of Certain Rights, dated February 2, 2022, between the Company and Schultze Special Purpose Acquisition Sponsor. Mr. Schultze previously served as Chief Executive Officer and Chairman of Schultze Special Purpose Acquisition Corp., which completed a business combination with us, Clever Leaves International, Inc. and Novel Merger Sub, Inc., resulting in Schultze Special Purpose Acquisition Corp. becoming our wholly-owned subsidiary. Mr. Schultze founded Schultze Asset Management, LP in 1998 and continues to serve as Managing Member of its general partner. Mr. Schultze has served as the Chief Executive Officer and Chairman of Schultze Special Purpose Acquisition Corp. II since 2021. Mr. Schultze has been a board member of both Schultze Master Fund, Ltd and Schultze Offshore Fund, Ltd since 2004 and has served on the Litigation Trust Subcommittee of Tropicana Entertainment since 2009. Throughout his career, Mr. Schultze has served on the boards and committees of over 35 companies, including Chrysler and United Airlines. Mr. Schultze holds an MBA from Columbia Business School and a JD from Columbia Law School. Mr. Schultze earned a BA from Rutgers College, where he graduated with the Henry Rutgers Scholar distinction. We believe Mr. Schultze is qualified to serve on our Board based on his extensive investment experience and prior board memberships.

February 2022

Name, Age, Business Experience and Current Directorships	Director Since

WILLIAM MUECKE, 55

William Muecke has served as a Director since March 25, 2022. Mr. Muecke co-founded Artemis Growth Partners, LLC in 2017 and since then has led investment origination, due diligence and execution staff management, deal processing, legal structuring, and exits. Mr. Muecke formerly was co-founder and managing partner of CoreCo Private Equity, a 2017 recipient of “Best for the World” impact investment funds as rated by B Analytics GIIRS (Global Impact Investment Rating System), a sister company B Corporation and part of the B Labs family of impact rating services. Prior to co-founding CoreCo Private Equity, Mr. Muecke was managing director and global co-head of the healthcare services sector in the healthcare investment banking group at Goldman, Sachs & Co. in New York City. Prior to his leadership role in the healthcare investment banking group, Mr. Muecke was global co-head of the mobile data sector in the communications, media, and entertainment group at Goldman, Sachs & Co. in San Francisco. Prior to his years at Goldman, Mr. Muecke was vice president and leveraged finance senior officer specializing in high yield debt, restructuring advisory, and leveraged buyouts at Donaldson, Lufkin & Jenrette in San Francisco. Over the duration of a 27-year career in global finance, Mr. Muecke developed expertise first as a banker in advisory, restructuring, and corporate finance, and then, later, as an investor in structuring, funding, and successfully exiting from multiple private equity deals. Mr. Muecke’s technical skills in deal structuring, debt and equity funding, and merger negotiations across a wide variety of U.S. and international industries. Mr. Muecke maintains a network of executive-level contacts at global corporations, institutional investors, large family offices, private investment firms, and commercial and investment banks. Mr. Muecke earned a BA in English with a minor in Honors Chemistry from Cornell University and is a graduate of the FALCon Program in Japanese at Cornell’s Graduate School. We believe Mr. Muecke is qualified to serve on our Board based on his experience supporting companies within the global cannabis sector, across the value chain.

March 2022

CORPORATE GOVERNANCE

CORPORATE GOVERNANCE GUIDELINES

The Board has adopted Corporate Governance Guidelines, which are available on the Investor Relations page of our website, https://ir.cleverleaves.com/corporate-governance/governance-documents. The Corporate Governance Guidelines describe our corporate governance practices and address corporate governance areas such as Board composition and responsibilities, compensation of directors and executive succession planning.

DIRECTOR INDEPENDENCE

The Board has a majority of directors who satisfy the criteria for “independent directors,” pursuant to the Nasdaq rules. The Nominating and Governance Committee is required to annually review each director’s independence and any material relationships such director has with the Company. Following such review, only those directors who the Board affirmatively determines have no material relationship to the Company, and otherwise satisfy the independence requirements of the Nasdaq rules, will be considered “independent directors.”

Under the Nasdaq rules, a majority of a listed company’s board of directors must be comprised of independent directors. In addition, the Nasdaq rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominations committees be independent and that audit committee members also satisfy independence criteria set forth in Rule 10A-3 under the Exchange Act and that compensation committee members satisfy independence criteria set forth in Rule 10C-1 under the Exchange Act and related Nasdaq rules.

Under the Nasdaq rules, a director will only qualify as an “independent director” if, in the opinion of the listed company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule 10A-3 under the Exchange Act, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee, accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries or otherwise be an affiliated person of the listed company or any of its subsidiaries.

In accordance with Rule 10C-1 under the Exchange Act and the Nasdaq rules, in affirmatively determining the independence of any director who will serve on a company’s compensation committee, the company’s board of directors must consider all factors specifically relevant to determining whether a director has a relationship to such company which is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including the source of compensation of such director (including any consulting, advisory or other compensatory fee paid by such company to the director), and whether the director is affiliated with the company or any of its subsidiaries or affiliates.

Our Board has affirmatively determined that Ms. DeMarse, Mr. Julien, Mr. Schultze and Mr. Muecke are independent directors under applicable Nasdaq and Exchange Act rules. Former director Etienne Deffarges, who resigned on January 14, 2022, was determined to be independent under applicable Nasdaq and Exchange Act rules for general board membership and for service on each of our three board committees.

POLICY AND PROCEDURES FOR THE REVIEW AND APPROVAL OF
RELATED PERSON TRANSACTIONS

Our Board adopted a written policy regarding the review, approval and ratification of transactions with related persons. This policy provides any proposed related party transaction involving directors, officers, nominees for directors or a 5% shareholder of the Company, or an otherwise “related person” as that term is defined in Item 404(a) of Regulation S-K (“Related Person”), shall be brought to the attention of the Company and reviewed by the General Counsel. The General Counsel obtains the facts to determine whether a conflict or potential conflict exists and determines whether the transaction or relationship constitutes a Related Party Transaction or should otherwise be reviewed by the Audit Committee. The Audit Committee is responsible for the review, approval or ratification of Related Party Transactions and may, in its discretion, approve, ratify or take other action with respect to a transaction.

NOMINATION OF DIRECTORS

At any general meeting at which directors are to be elected, a separate vote of shareholders entitled to vote will be taken with respect to each candidate nominated for director. Pursuant to our Articles, any casual vacancy occurring on the board of directors may be filled by the remaining directors. If we have fewer directors in office than the number set by our Articles as the necessary quorum for the directors, the directors may only act for the purpose of appointing directors up to that number or by summoning a meeting of shareholders for the purpose of filling any vacancies on the board of directors or, subject to the BCA, for any other purpose. If we have no directors or fewer directors in office than the number set by our Articles as the necessary quorum for the directors, the shareholders may, by ordinary resolution, elect or appoint directors to fill the vacancies of the board. Pursuant to our Articles, our directors may appoint one or more additional directors, but the number of additional directors will not exceed one third the number of the first directors and thereafter, not more than one third the number of directors who were elected or appointed between the two preceding annual general meetings. The filling of a casual vacancy by our directors will not be counted against such cap.

Our Articles provide that our directors are elected by shareholders annually. There is no cumulative voting for elections of directors. Vacancies on our Board can be filled by resolution of the remaining directors and the act by the directors to fill a vacancy is not the appointment of an additional director. Each director will hold office until the next annual general meeting, subject to prior death, resignation, retirement, disqualification or removal from office.

On December 18, 2020, we entered into the Investors’ Rights Agreement with certain shareholders of Schultze Special Purpose Acquisition Corp., a Delaware corporation (“SAMA”) pursuant to which, among other things:

•        so long as the Minimum Holding Condition is satisfied, the holders of a majority of the common shares party to the Investors’ Rights Agreement (the “SPAC Majority Holders”) will have the right to nominate one director to our Board; and

•        if (A) at the time of the closing of the Business Combination (as defined below) (“Closing”), the size of our Board is composed of five or fewer directors, (B) we propose for the number of directors comprising our Board to be greater than five directors and (C) at the time we make such proposal, the Minimum Holding Condition is satisfied, then prior to the nomination (or, if there is no nomination, the appointment) of a sixth individual to our Board, the SPAC Majority Holders will have the right to consent (such consent not to be unreasonably withheld, conditioned or delayed) to the nomination (or, if there is no nomination, the appointment) of such additional director. The right to consent to such additional director will expire upon an additional director becoming a member of our Board in accordance with the requirements of the Investors’ Rights Agreement.

For purposes of the Investors’ Rights Agreement, the “Minimum Holding Condition” is considered satisfied for so long as the SPAC Majority Holders hold: (i) 50% of the total number of common shares held by such shareholders on the date of the Investors’ Rights Agreement which is at least 584,211 common shares based on 1,168,421 common shares held by such shareholders at closing and (ii) 2% of the then-issued and outstanding common shares, as determined on a fully diluted basis, including any earn-out shares for so long as the earn-out remains capable of being satisfied, which is at least 496,112 common shares based on 24,805,621 common shares outstanding at closing; provided that if the holdings of Schultze Special Purpose Acquisition Sponsor, LLC (the “Sponsor”) and the other SAMA shareholders that are party to the Investors’ Rights Agreement do not satisfy the foregoing clause (ii) at closing then the Minimum Holding Condition will nevertheless be deemed satisfied until such time such shareholders sell any common shares at which time the Minimum Holding Condition will immediately cease to be satisfied.

Pursuant to the Waiver, the SPAC Majority Holders have waived their nomination rights until George J. Schultze is no longer a member of the Audit Committee or ceases to be eligible to be a member of the Audit Committee under Nasdaq rules, whichever occurs earlier.

Board Refreshment and Director Nomination Process

The Board, with the assistance of the Nominating and Governance Committee, selects potential new Board members using criteria and priorities established from time to time. The Nominating and Governance Committee is responsible for the identification and recruitment of director candidates for election by the shareholders and makes recommendations with respect to the nomination of new Board members, which are subject to a vote of the full Board. The Board, with the assistance of the Nominating and Governance Committee, select candidates based on their character, track record of accomplishment in leadership roles and diversity, as well as their professional and corporate expertise and skills and experience.

The Nominating and Governance Committee reviews current Board composition to determine particular skills or experience to be added or replaced through the recruitment of new Board members. The Nominating and Governance Committee may retain a third-party search firm to assist the committee in locating qualified candidates that meet the needs of the Board at that time. The search firm provides information on a number of candidates, which the Nominating and Governance Committee considers. The Chair of the Nominating and Governance Committee and some or all of the members of the Nominating and Governance Committee, and our Chief Executive Officer, will interview potential candidates that the Nominating and Governance Committee deems appropriate. If the Nominating and Governance Committee determines that a potential candidate meets the needs of the Board, has the qualifications and meets the independence standards required by Nasdaq and the director criteria set forth in the Corporate Governance Guidelines, it will recommend the nomination of the candidate to the Board.

The Nominating and Governance Committee’s policy is to consider director candidates recommended by shareholders if those recommendations are properly submitted to us. Shareholders wishing to recommend persons for consideration by the Nominating and Governance Committee as nominees for election to the Board can do so by writing to the Corporate Secretary at Clever Leaves Holdings Inc., 250 Howe Street, 20th Floor, Vancouver, British Columbia, V6C 3R8, Canada, attention: Corporate Secretary. Recommendations must include the proposed nominee’s name, detailed biographical data outlining the candidate’s relevant background, professional and business experience and other significant accomplishments, a statement outlining the reasons why the candidate’s skills, experience and background would make a valuable contribution to the Board, a minimum of two references who have either worked with the candidate, served on a board of directors or board of trustees with the candidate (or can otherwise provide relevant perspective on the candidate’s capabilities as a potential Board member), as well as a notarized letter from the candidate consenting to be named and, if nominated and elected, to serve as a director. Recommendations must also follow our procedures for nomination of directors by shareholders as provided in our Articles. The Nominating and Governance Committee will consider the candidate and the candidate’s qualifications in the same manner in which it evaluates nominees identified by the Nominating and Governance Committee. The Nominating and Governance Committee may contact the shareholder making the nomination to discuss the qualifications of the candidate and the shareholder’s reasons for making the nomination.

The Nominating and Governance Committee’s nomination process is designed to ensure that the Nominating and Governance Committee fulfills its responsibility to recommend candidates who are properly qualified to serve us for the benefit of all of our shareholders, consistent with the standards established by the Nominating and Governance Committee under the Corporate Governance Guidelines.

In accordance with the Articles and with the BCA, the Board may fill any casual vacancy, which will not be counted as an appointment of an additional director in accordance with the Articles.

The nominating process described above applies only with respect to the selection of director candidates whom the Nominating and Governance Committee will recommend to the Board for inclusion in the slate of candidates for election at the Annual Meeting. Where a third party has the right to nominate one or more directors to the Company’s Board, the selection and nomination of such directors need not be subject to this process.

SHAREHOLDER COMMUNICATIONS WITH OUR BOARD OF DIRECTORS

The Board encourages communication from our shareholders. Any interested parties who wish to communicate with the non-management directors should send any such communication to the Corporate Secretary in care of the Company’s executive offices at 250 Howe Street, 20th Floor, Vancouver, British Columbia, V6C 3R8, Canada. All such shareholder communication will be reviewed by the Corporate Secretary who will determine the appropriate response or course of action.

BOARD LEADERSHIP STRUCTURE

Our Articles do not provide for the Board to be divided into classes.

Board Size

Subject to the conditions outlined in the Company’s organizational documents, the number of directors that will constitute the Board is fixed by resolution adopted by the affirmative vote of a majority of the total number of directors then in office, subject to increases as set forth in the Company’s organizational documents.

Executive Sessions of Non-Management Directors

The non-management directors meet regularly without management present in conjunction with the Board meetings. The executive sessions are chaired by the Chair or Lead Director, as appropriate. After the executive session, the meeting Chair or Lead Director updates the CEO on the key items discussed.

Board Leadership

The Board has no fixed rule as to whether the roles of Chair and the CEO should be vested in the same individual or different individuals. The Board believes that the combination or separation of these offices should continue to be considered as part of the succession planning process. Andrés Fajardo currently serves as our Chief Executive Officer and George Schultze currently serves as Chair of the Board. When the roles of Chair and CEO are vested in the same individual, the Board will appoint a Lead Director. The Lead Director would have the following duties and responsibilities, which are currently handled by the Chair:

•        Review Board meeting agendas and Board meeting schedules to ensure there is sufficient time for discussion of all agenda items;

•        Provide input regarding presentation materials and other written information provided to directors for Board meetings;

•        Preside at all meetings, including executive sessions of the non-employee directors;

•        Be available for consultation and direct communications with the Company’s shareholders; and

•        Perform such other duties as the Board may determine from time to time.

Our board believes that its leadership structure is appropriate because it effectively allocates authority, responsibility and oversight between management and the independent members of our board and supports the independence of our non-management directors.

Board and Committee Assessment

The Board is committed to continuous improvement and conducts an annual self-assessment of the performance of the Board and each of the Board committees. The assessment process is led and coordinated by the Nominating and Governance Committee. The self-assessment is designed to identify areas where the Board and its committees are particularly effective and to surface opportunities for further enhancement. When the self-assessments have been completed, the results and any recommendations made by the Nominating and Governance Committee to further enhance the Board’s functioning are discussed by the full Board.

MEETING ATTENDANCE

The Board held 18 meetings during the year ended December 31, 2022. In 2022, no director then serving on the Board attended fewer than 75% of the aggregate of the total number of Board of Director meetings and committees on which the director served.

Directors are encouraged to participate in our annual meeting of shareholders. All of the board members then serving attended last year’s annual meeting of shareholders.

BOARD COMMITTEES

The Board has established an Audit Committee, a Compensation Committee and a Nominating and Governance Committee. The Audit, Compensation and Nominating and Governance Committees are composed entirely of independent directors, as defined under applicable Securities and Exchange Commission (“SEC”) rules, Nasdaq listing standards and the Corporate Governance Guidelines. The charters of each committee are available on the Investor Relations section of our website, https://ir.cleverleaves.com/corporate-governance/governance-documents.

Audit Committee

Our Audit Committee is comprised of Elisabeth DeMarse, Gary M. Julien and George J. Schultze, each of whom meets the independence requirements set forth in Rule 10A-3 under the Exchange Act and applicable Nasdaq rules. Ms. DeMarse is the chair of the Audit Committee. Each member of the Audit Committee is financially literate, and Ms. DeMarse qualifies as the “audit committee financial expert,” as such term is defined in Item 407 of Regulation S-K and qualifies as the “financially sophisticated” Audit Committee member in accordance with Rule 5605(c)(2)(A) of the Nasdaq rules.

The Audit Committee, among other things, is directly responsible for the appointment, compensation, retention and oversight of the work of our independent auditor, including overseeing the qualifications and independence of our outside auditor; oversees the integrity of the Company’s financial statements, accounting and financial reporting processes and financial statement audits; oversees the Company’s systems of disclosure controls and procedures, internal control over financial reporting and compliance with ethical standards adopted by the Company (including the development and maintenance of systems of internal accounting and financial controls); oversees the performance of the internal audit functions; is responsible for the Company’s compliance with legal and regulatory requirements; and prepares certain reports required by the rules and regulations of the SEC.

The Audit Committee held seven meetings during the year ended December 31, 2022.

Compensation Committee

Our Compensation Committee is comprised of Elisabeth DeMarse, Gary M. Julien and William Muecke, each of whom is an independent director who meets the independence requirements set forth in Rule 10C-1 under the Exchange Act and applicable Nasdaq rules. Ms. DeMarse is the chair of the Compensation Committee.

The Compensation Committee, among other things, develops, approves and reports to the Board regarding the Company’s overall compensation philosophy and strategy; establishes corporate goals and objectives relevant to Chief Executive Officer compensation, evaluates the Chief Executive Officer’s performance in light of those goals and objectives and determines and approves the Chief Executive Officer’s compensation based on this evaluation; reviews and approves the compensation structure for the other executive officers, including review of the Chief Executive Officer’s recommendations with respect to executive officer compensation; makes recommendations to our board of directors with respect to director compensation; oversees the succession planning process; oversees the incentive-based and equity-based compensation plans, oversees the Company’s human capital management policies, programs and initiatives and prepares any report on executive compensation required by the rules and regulations of the SEC.

The Compensation Committee held six meetings during the year ended December 31, 2022.

Compensation Committee Procedures

The Compensation Committee recommends to the Board for its approval the amount and form of compensation to be paid to Company non-employee directors. In making its recommendations, the Compensation Committee considers the director compensation policies and practices at the Company’s principal competitors and other comparable companies to ensure that the compensation (both direct and indirect forms) paid to the Company’s directors is reasonable. The Compensation Committee reviews its directors’ compensation practices and levels annually.

Nominating and Governance Committee

Our Nominating and Governance Committee is comprised of Elisabeth DeMarse, Gary M. Julien and William Muecke, each of whom is an independent director. Mr. Julien is the chair of the Nominating and Governance Committee.

The Nominating and Governance Committee is, among other things, responsible for establishing criteria and qualifications for Board members and overseeing the selection of persons to be nominated to serve on our board of directors; making recommendations to our board of directors with respect to committee members and chairs; developing and leading the annual performance evaluation of the Board, conducting an evaluation of the Nominating and Governance Committee and coordinating the annual evaluations of the other committees; overseeing and developing our corporate governance practices.

The Nominating and Governance Committee held two meetings during the year ended December 31, 2022.

OTHER CORPORATE GOVERNANCE RESOURCES

The charters of each committee, the Corporate Governance Guidelines, our Code of Conduct and our Senior Financial Officer Code of Ethics are available on the Investor Relations Section of our website, https://ir.cleverleaves.com/corporate-governance/governance-documents.

Code of Conduct

We adopted our Code of Conduct applicable to all of our directors, officers and employees that is designed to deter wrongdoing and to promote, among other things:

•        honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•        full, fair, accurate, timely and understandable disclosure in reports and documents that the Company files with, or submits to, the SEC and in other public communications made by the Company;

•        the protection of the confidentiality of our non-public information;

•        the procedure for confidential complaints and protection of whistleblowers;

•        the protection of Company assets and resources;

•        fair dealing practices;

•        compliance with applicable laws, rules and regulations; and

•        accountability for adherence to the code of conduct.

We also adopted a Senior Financial Officer Code of Ethics applicable to the Chief Executive Officer, Chief Financial Officer and all other senior financial officers that covers the ethical conduct, conflicts of interest and compliance with law and the responsibility for full, fair, accurate, timely and understandable disclosure in reports and documents the Company files with or submits to the SEC, as well as other public communications by the Company.

We intend to disclose any amendments to our code of conduct, or any waivers of its requirements, on our website to the extent permitted or required by applicable SEC rules or stock exchange requirements.

BOARD DIVERSITY

In considering candidates for the Board, the Nominating and Governance Committee considers the entirety of each candidate’s credentials in the context of these standards and criteria that the Nominating and Governance Committee develops. The Nominating and Governance Committee takes into account gender, ethnicity, race, nationality, age, skills and experience in the context of the needs of the Board.

BOARD DIVERSITY MATRIX (As of April 30, 2023)

Total Number of Directors

	Female	Male	Non-Binary	Did Not Disclose Gender
Part I. Gender Identity
Directors	1	4

Part II. Demographic Background
African American or Black
Alaskan Native or Native American
Asian
Hispanic or Latinx		2
Native Hawaiian or Pacific Islander
White	1	2
Two or More Races or Ethnicities
LGBTQ+
Did Not Disclose Demographic Background

BOARD’S ROLE IN RISK OVERSIGHT

The Board believes that risk management is an important part of establishing, updating and executing on the Company’s business strategy. The Board, as a whole and at the committee level, has oversight responsibility relating to risks that could affect the corporate strategy, business objectives, compliance, operations, and the financial condition and performance of the Company. The Board focuses its oversight on the most significant risks facing the Company and its processes to identify, prioritize, assess, manage and mitigate those risks. While the Board has an oversight role, management is principally tasked with direct responsibility for management and assessment of risks and the implementation of processes and controls to mitigate their effects on the Company.

Our Audit Committee routinely discusses with management the Company’s internal audit and the independent auditor the Company’s policies with respect to risk assessment and risk management, including the risk of fraud, the Company’s significant financial risk exposures and the actions management has taken to limit, monitor or control such exposures. Our Audit Committee reviews with management, internal audit and the independent auditor the Company’s overall anti-fraud program and controls. Our Audit Committee also oversees financial-related risks and the Company’s enterprise risk management program, including risk assessment, major risk exposures and the steps management has taken to monitor and mitigate those exposures, but excluding the enterprise risks over which other board committees have oversight responsibilities. Our Audit Committee oversees cybersecurity and other risks relating to the Company’s information controls and security.

Our Compensation Committee periodically reviews the Company’s compensation policies and practices as they relate to risk management practices and/or incentives that enhance risk-taking in order to assess whether such policies and practices create risks that are reasonably likely to have a material adverse effect on the Company. In connection with such review, our Compensation Committee consults with the Company’s management concerning compensation practices and policies for the Company’s non-executive officers.

Our Nominating and Governance Committee periodically reviews the Company’s Code of Conduct, Code of Ethics for Senior Financial Employees, Insider Trading Policy, and any similar Company codes and policies, and, based on such periodic review, recommends changes to the Board as deemed appropriate. The Committee also oversees the management of risks associated with the Company’s overall corporate governance practices.

HEDGING TRANSACTIONS

All employees, including executive officers, and directors are prohibited from engaging in any form of hedging transaction (derivatives, equity swaps, forwards, etc.) involving Company securities, including, among other things, short sales and transactions involving publicly traded options. In addition, with limited exceptions, our executive officers are prohibited from holding our securities in margin accounts and from pledging our securities as collateral for loans. We believe that these policies further align our executives’ interests with those of our shareholders.

COMPENSATION CONSULTANT

To gain a perspective on external pay levels, emerging practices and regulatory changes, the Compensation Committee of the Board from time to time engages an outside executive compensation consultant to provide benchmark and survey information and advise the Compensation Committee as it conducts its review of our executive and director compensation programs.

Our Compensation Committee selected F.W. Cook & Co., Inc. (“F.W. Cook”) as its consultant for 2022 and tasked F.W. Cook with gathering market competitive data, reviewing compensation plan design alternatives and advising the Compensation Committee on director and executive compensation trends and best practices.

The compensation consultant reports to, and is directed by, the Compensation Committee, which has sole authority to retain or terminate compensation advisers. The Compensation Committee reviewed information regarding the independence and potential conflicts of interest of F.W. Cook taking into account, among other things, the factors set forth in the Nasdaq listing standards. Based on this review, the Compensation Committee concluded that the engagement of F.W. Cook did not raise any conflict. Other than services provided for the Compensation Committee, the compensation consultant did not provide additional services to the Company in 2022.

EXECUTIVE OFFICERS

Our executive officers are appointed by the directors and the directors may, at any time, terminate the appointment or otherwise revoke, withdraw, alter or vary all or any of the functions, duties and powers of the officer. There are no family relationships among any of our directors or executive officers. Below is a list of our executive officers as of the date hereof.

Corporate Governance

Executive Officers	Age	Position/Title
Andrés Fajardo	45	Chief Executive Officer and Director
Henry R. Hague, III	51	Chief Financial Officer
Julián Wilches	44	Chief Regulatory Officer

We provide a biography for Andrés Fajardo under Proposal 1 — Election of Directors.

Henry R. Hague, III

Henry R. Hague, III has served as our Chief Financial Officer since February 22, 2021. Mr. Hague has extensive financial and accounting experience and for the past 14 years he has held the Chief Financial Officer position for companies across manufacturing, pharmaceutical, cannabis and medical technology industries. Prior to joining us, from July 2020 to February 2021, Mr. Hague served as the Chief Executive Officer of Aidance Scientific, an FDA registered manufacturer of branded and private label OTC topical medications. From October 2018 to June 2020, he served as the Chief Financial Officer of Abacus Health Products Inc., a manufacturer of topical OTC pain and skin condition products, which was acquired by Charlotte’s Web Holdings, Inc. in June 2020. Mr. Hague served as the Chief Financial Officer of Foster Corporation from 2009 to 2018, as Chief Operating Officer from 2014 to 2017 and as Executive Vice President of Sales from 2012 to 2014. Mr. Hague served as the Chief Financial Officer of Scott Brass, a portfolio company of Sun Capital Partners, from 2007 to 2009. Mr. Hague holds a BS in Finance from Bentley University.

Julián Wilches

Julián Wilches has served as our Chief Regulatory Officer since the consummation of the Business Combination on December 18, 2020. Prior to the consummation of the Business Combination, Mr. Wilches served as the Chief Regulatory Officer of Clever Leaves since January 2018. Mr. Wilches has more than 17 years of experience, mostly related to narcotic drugs and interagency coordination. Prior to joining Clever Leaves, from May to November 2017, Mr. Wilches was an employee of Olgoonik, an operator of the U.S. Embassy in Colombia. From June 2014 to January 2017, he served as the Deputy Director of Interagency Coordinator in the Attorney General’s Office in Colombia. Mr. Wilches also acted as the Drug Policy Director at the Ministry of Justice and Law of Colombia from December 2011 to June 2014. Mr. Wilches graduated from Los Andes University in Colombia as Political Scientist and earned his Master’s Degree from University of Alcalá de Henares.

EXECUTIVE AND DIRECTOR COMPENSATION

This section discusses the material components of the executive compensation program for our “named executive officers.” As an “emerging growth company” as defined in the JOBS Act, we are not required to include a Compensation Discussion and Analysis and have elected to comply with the scaled disclosure requirements applicable to emerging growth companies. In 2022, our “named executive officers” were as follows:

•        Andrés Fajardo, our Chief Executive Officer as of March 25, 2022, who previously served as our President through March 24, 2022;

•        Kyle Detwiler, our Chief Executive Officer through March 24, 2022;

•        Henry R. Hague, III, our Chief Financial Officer;

•        Julián Wilches, our Chief Regulatory Officer; and

•        David Kastin, General Counsel and Corporate Secretary through December 6, 2022.

Summary Compensation Table

The following table sets forth information concerning the compensation of our named executive officers for the years ended December 31, 2022 and 2021:

Name and Principal Position	Year	Salary ($)(1)(2)	Stock Awards ($)(3)	Option Awards ($)(3)	Non-equity Incentive Plan compensation ($)(4)	All Other Compensation ($)(5)	Total ($)
Andrés Fajardo	2022	232,023	1,435,200	—	—	—	1,667,223
Chief Executive Officer	2021	204,083	1,816,900	—	27,464	—	2,048,447
Kyle Detwiler	2022	67,212	452,185	—	—	283,369	802,766
Former Chief Executive Officer	2021	248,461	4,696,900	—	—	26,124	4,971,485
Henry R. Hague, III	2022	311,019	399,996	—	—	—	711,015
Chief Financial Officer	2021	235,962	1,241,861	430,585	31,895	—	1,940,303
Julián Wilches(6)	2022	202,493	55,606	—	—	—	258,099
Chief Regulatory Officer	2021	221,711	1,051,938	20,276	—	—	1,293,925
David Kastin(6)	2022	295,263	318,603	—	—	—	613,866
Former General Counsel and Corporate Secretary	2021	274,423	1,230,487	37,094	—	—	1,542,004

____________

(1)      Amounts reflect base salary earned by each named executive officer during the applicable year.

(2)      2022 amounts for Mr. Fajardo and Mr. Wilches have been converted based on the Colombia Peso/U.S. dollar exchange rate in effect as of December 31, 2022 (COP 4,810 to $1) and 2021 amounts for Mr. Fajardo and Mr. Wilches have been converted based on the Colombia Peso/U.S. dollar exchange rate in effect as of December 31, 2021 (COP 3,981.16 to $1).

(3)      Amounts reflect the full grant-date fair value of stock awards and option awards granted during the applicable year computed in accordance with Financial Accounting Standards Board ASC Topic 718, rather than the amounts paid to or realized by the named individual. We provide information regarding the assumptions used to calculate the value of all stock and option awards made to named executive officers in Note 14 to our audited financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022. The amount for Mr. Detwiler also includes the incremental fair value recognized in connection with the acceleration of certain of Mr. Detwiler’s equity awards upon termination of his employment, as described below in the summary of the Detwiler Separation Agreement (as defined below).

(4)      As described below, the performance conditions under the annual bonus plan were not achieved, and none of the named executive officers received an annual bonus for 2022.

(5)      Amounts reflect the continued base salary and the value of continued benefits provided to Mr. Detwiler as severance, as described below in the summary of the Detwiler Separation Agreement.

(6)      Messrs. Wilches and Kastin were not named executive officers in 2021.

Narrative to Summary Compensation Table

2022 Base Salaries

The named executive officers receive a base salary to compensate them for services rendered to our company. The base salary payable to each named executive officer is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities. As of January 1, 2022, the annual base salaries for Messrs. Fajardo, Detwiler, Hague, Wilches and Kastin were COP 1,079,517,684, $275,000, $300,000, COP 942,124,800 and $300,000 respectively. On April 1, 2022, the salaries of Messrs. Hague and Kastin were increased to $315,000.

2022 Bonuses

Each of our named executive officers is eligible to participate in our Performance Bonus Plan, under which annual bonuses may be earned based on the achievement of individual and corporate performance goals. Under our 2022 Performance Bonus Plan, the annual bonuses for each of our named executive officers were weighted based on achievement of performance goals as follows: (i) 40% based on revenue; (ii) 40% based on adjusted free cash flow; and (iii) 20% based on a qualitative performance evaluation. For 2022, the annual target bonus amounts expressed as a percentage of base salary for Messrs. Fajardo, Hague, Wilches and Kastin were equal to 60%, 40%, 25%, and 40% respectively. The executives had the ability to receive a multiplier of 20% for their bonuses if certain revenue and adjusted cash flow goals were exceeded. None of the named executive officers received a bonus for 2022 because the performance goals were not met.

Equity Compensation

2018 Omnibus Incentive Compensation Plan

We maintain an equity incentive plan, the Northern Swan Holdings, Inc. 2018 Omnibus Incentive Compensation Plan, as amended (the “2018 Plan”), which has provided our employees (including the named executive officers), non-employee directors, consultants and independent contractors the opportunity to participate in the equity appreciation of our business through the receipt of equity awards. We believe that such equity awards function as a compelling retention tool. In addition, certain of our named executive officers received awards of restricted shares granted outside of the 2018 Plan pursuant to individual restricted share award agreements. The 2018 Plan was terminated as of December 18, 2020 in respect of future grants of awards and issuances and distributions of common shares, other than issuances of common shares upon the exercise of options or the vesting of restricted share units granted under the 2018 Plan that were outstanding on December 18, 2020. Each of our named executive officers (other than Messrs. Hague and Kastin) was granted stock options under the 2018 Plan with respect to Clever Leaves shares that were converted into awards and options with respect to our shares based on the exchange ratio in the Business Combination, as shown in the Outstanding Equity Awards at Fiscal Year-End Table. Certain of the stock options, which had exercise prices greater than the fair market value per Clever Leaves share immediately prior to the closing of the Business Combination, were repriced immediately prior to the closing, prior to being converted into stock options with respect to our shares, so that their exercise prices equaled such fair market value.

2020 Incentive Award Plan

In connection with the Business Combination, we adopted the Clever Leaves Holdings Inc. 2020 Incentive Award Plan (the “2020 Plan”). The purpose of the 2020 Plan is to enhance the Company’s ability to attract, retain and motivate persons who make (or are expected to make) important contributions by providing these individuals with equity ownership opportunities and/or equity-linked compensatory opportunities. Equity awards and equity-linked compensatory opportunities are intended to motivate high levels of performance and align the interests of directors, employees and consultants with those of shareholders by giving directors, employees and consultants the perspective of an owner with an equity or equity-linked stake in the Company and providing a means of recognizing their contributions to its success. The Company believes that equity awards are necessary to remain competitive in the industry that the Company operates in and are essential in recruiting and retaining the highly qualified service providers who help the Company meet its goals.

2020 Earnout Award Plan

In connection with the Business Combination, we adopted the Clever Leaves Holdings Inc. 2020 Earnout Award Plan (the “Earnout Plan”). The purpose of the Earnout Plan is to provide equity awards following the closing of the Business Combination to certain directors, employees and consultants that contributed to the Business Combination. Under the Earnout Plan, (i) shares constituting 50% of the share reserve were to be issuable only if the closing price of our common shares on Nasdaq equaled or exceeds $12.50 per share (as adjusted for stock splits, reverse splits, stock dividends, reorganizations, recapitalizations or any similar event) for any 20 trading days within any consecutive 30 trading day period on or before December 18, 2022 (which condition was met on March 16, 2021), and (ii) shares constituting the remaining 50% of the share reserve will be issued only if the closing price of our common shares on Nasdaq equals or exceeds $15.00 per share (as adjusted for stock splits, reverse splits, stock dividends, reorganizations, recapitalizations or any similar event) for any 20 trading days within any consecutive 30 trading day period on or before December 18, 2024 (which condition has not yet been met). Equity awards granted prior to these hurdles being met vest only if the applicable hurdles are achieved; equity awards granted following the hurdles being achieved need not include the hurdles. In addition, the Company’s board of directors may choose to impose additional vesting conditions. Each of our named executive officers has been granted awards under the Earnout Plan.

Other Elements of Compensation

Retirement Plans

We currently maintain a 401(k) retirement savings plan for our employees, including our named executive officers who reside in the United States, who satisfy certain eligibility requirements. Our named executive officers who reside in the United States are eligible to participate in the 401(k) plan on the same terms as other full-time employees. The Code allows eligible employees to defer a portion of their compensation, within prescribed limits, on a pre-tax basis through contributions to the 401(k) plan. We believe that providing a vehicle for tax-deferred retirement savings though our 401(k) plan adds to the overall desirability of our executive compensation package and further incentivizes our employees, including our named executive officers, in accordance with our compensation policies.

Employee Benefits

All of our full-time employees who reside in the United States, including our named executive officers who reside in the United States, are eligible to participate in our health and welfare plans, including medical, dental and vision benefits, health savings accounts and are eligible for mobile phone and relocation expense reimbursements.

No Tax Gross-Ups

We do not make gross-up payments to cover our named executive officers’ personal income taxes that may pertain to any of the compensation or perquisites paid or provided by our company.

Outstanding Equity Awards at Fiscal Year-End

The following table summarizes the number of our common shares underlying outstanding equity incentive plan awards for each named executive officer as of December 31, 2022.

		Option Awards(11)					Stock Awards(11)
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(10)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(10)
Andrés Fajardo	1/14/22(1)	—	—	—	—	—	520,000	159,640	—	—
	7/1/21(2)	—	—	—	—	—	—	—	29,378	9,019
	7/1/21(3)	—	—	—	—	—	26,440	8,117	—	—
	3/2/21(4)	—	—	—	—	—	—	—	45,000	13,815
	3/2/21(5)	—	—	—	—	—	22,500	6,908	—	—
	7/14/20(6)	3,204	—	—	10.00	4/17/25	—	—	—
	10/31/19(7)	10,487	10,486	—	—	01/18/24	—	—	—	—
Kyle Detwiler	7/1/21(2)	—	—	—	—	—	—	—	2,141	657
	3/2/21(4)	—	—	—	—	—	—	—	14,209	4,362
Henry R. Hague, III	1/14/22(8)	—	—	—	—	—	144,926	44,492	—	—
	7/1/21(2)	—	—	—	—	—	—	—	19,585	6,013
	7/1/21(3)	—	—	—	—	—	17,626	5,411	—	—
	3/2/21(9)	—	—	—	—	—	45,000	13,815	—	—
	3/2/21(9)	10,000	30,000	—	14.40	3/2/31	—	—	—	—
Julián Wilches	1/14/22(10)	—	—	—	—	—	20,147	6,185	—	—
	7/1/21(2)	—	—	—	—	—	—	—	6,528	2,004
	7/1/21(3)	—	—	—	—	—	5,876	1,804	—	—
	3/2/21(4)	—	—	—	—	—	—	—	33,333	10,233
	3/2/21(5)	—	—	—	—	—	16,666	5,116	—	—
	7/14/20(6)	2,433	—	—	10.00	4/17/25	—	—	—
	10/31/19(7)	17,866	17,867	—	—	1/18/24	—	—	—	—
David Kastin(11)	—	—	—	—	—	—	—	—	—	—

____________

(1)      The original award granted to Mr. Fajardo covered 520,000 restricted share units. The award provides for 25% of the award to vest on each of the first four anniversaries of January 14, 2022, subject to Mr. Fajardo’s continuous service with us through the applicable vesting dates.

(2)      The original awards granted to Messrs. Fajardo, Detwiler, Hague and Wilches covered 29,378, 29,378, 19,585 and 6,528 restricted share units, respectively. The awards are subject to both service- and performance-vesting, subject to the named executive officer’s continuous service through the applicable vesting dates. The awards will (i) service-vest in four annual installments as follows: 10% on July 1, 2022; 20% on July 1, 2023; 30% on July 1, 2024; and 40% on July 1, 2025, and (ii) performance-vest if the closing price of our common shares on Nasdaq equals or exceeds $15.00 per share (as adjusted for stock splits, reverse splits, stock dividends, reorganizations, recapitalizations or any similar event) for any 20 trading days within any consecutive 30 trading day period on or before December 18, 2024 (which condition has not been met). Under the terms of the Detwiler Separation Agreement, 2,141 restricted share units covered by Mr. Detwiler’s award were deemed to be service-vested as of March 24, 2022 and permitted to remain eligible to performance-vest for the applicable performance period based on actual performance.

(3)      The original awards granted to Messrs. Fajardo, Hague and Wilches covered 29,378, 19,585 and 6,528 restricted share units, respectively. The awards are subject to both service- and performance-vesting, subject to the named executive officer’s continuous service through the applicable vesting dates. The awards will (i) service-vest in four annual installments as follows: 10% on July 1, 2022; 20% on July 1, 2023; 30% on July 1, 2024; and 40% on July 1, 2025, and (ii) performance-vest if the closing price of our common shares on Nasdaq equals or exceeds $12.50 per share (as adjusted for stock splits, reverse splits, stock dividends, reorganizations, recapitalizations or any similar event) for any 20 trading days within any consecutive 30 trading day period on or before December 18, 2022 (which condition was met on March 16, 2021).

(4)      The original awards granted to Messrs. Fajardo, Detwiler and Wilches covered 45,000, 45,000 and 33,000 restricted share units respectively. The awards are subject to both service- and performance-vesting, subject to the named executive officer’s continuous service through the applicable vesting dates. The awards will (i) service-vest such that 25% of each award will vest on each of the first four anniversaries of December 18, 2020, and (ii) performance-vest if the closing price of our common shares on Nasdaq equals or exceeds $15.00 per share (as adjusted for stock splits, reverse splits, stock dividends, reorganizations, recapitalizations or any similar event) for any 20 trading days within any consecutive 30 trading day period on or before December 18, 2024 (which condition has not been met). Under the terms of the Detwiler Separation Agreement, 2,959 restricted share units covered by Mr. Detwiler’s award were had their service-vesting accelerated as of March 24, 2022 and were permitted to remain eligible to performance-vest for the applicable performance period based on actual performance.

(5)      The original awards granted to Mr. Fajardo and Mr. Wilches covered 45,000 and 33,333 restricted share units respectively. The award provides for 25% of the award to vest on each of the first four anniversaries of December 18, 2020, subject to continuous service with us through the applicable vesting dates. The awards are subject to both service- and performance-vesting, subject to the named executive officer’s continuous service through the applicable vesting dates. The awards will (i) service-vest such that 25% of each award will vest on each of the first four anniversaries of December 18, 2020, and (ii) performance-vest if the closing price of our common shares on Nasdaq equals or exceeds $12.50 per share (as adjusted for stock splits, reverse splits, stock dividends, reorganizations, recapitalizations or any similar event) for any 20 trading days within any consecutive 30 trading day period on or before December 18, 2024 (which condition was met on March 16, 2021).

(6)      100% of the award vested on October 14, 2020.

(7)      The original awards granted to Mr. Fajardo and Mr. Wilches covered 20,973 and 35,733 stock options respectively. The awards provide for 25% of the award to vest on each of the first four anniversaries of January 18, 2020 , subject to Mr. Fajardo and Mr. Wilches’ continuous service with us through the applicable vesting dates; provided that, in the case of Mr. Fajardo the award will fully accelerate in vesting in the event of a termination of Mr. Fajardo’s service by us without “Cause” (as defined in the 2018 Plan) within one year following the closing of a “Change in Control” (as defined in the 2018 Plan and which was not triggered by the Business Combination).

(8)      The original award granted to Mr. Hague covered 144,926 restricted share units. The award provides for 27,173 of the restricted share units to vest in equal installments on February 22, 2023 and February 22, 2024, and for 117,753 of the restricted share units to vest in equal installments on February 22, 2023, February 22, 2024 and February 22, 2025, subject to continuous service through the applicable vesting dates.

(9)      The original awards granted to Mr. Hague covered 40,000 stock options and 60,000 restricted share units. Each award provides for 25% of the award to vest on each of the first four anniversaries of March 2, 2021, subject to Mr. Hague’s continuous service with us through the applicable vesting dates.

(10)    The original award granted to Mr. Wilches covered 20,147 restricted share units. The award will time vest in two equal installments on the first two anniversaries of the grant date.

(11)    Mr. Kastin resigned from the Company effective December 6, 2022 and forfeited all outstanding equity awards held.

(12)    Values are based on the closing price of our common shares on December 31, 2022, which was equal to $0.3070.

(13)    Numbers in these columns reflect conversion of awards with respect to Clever Leaves common shares to awards with respect to our common shares in connection with the Business Combination.

Executive Compensation Arrangements

Andrés Fajardo Employment Agreement

We entered into an employment agreement with Mr. Fajardo in January 2018, which was amended by addenda effective October 31, 2019 and January 1 2022 (as amended, the “Fajardo Employment Agreement”). The Fajardo Employment Agreement provides for an employment term of three years subject to automatic renewal for subsequent 12-month periods unless terminated upon 90 days’ notice by either party. The Fajardo Employment Agreement provides for an annual base salary of $275,000 (paid in COP) and an annual performance-based bonus of up to 70% of annual base salary. The Fajardo Employment Agreement provides that the Company will provide personal and family security services to Mr. Fajardo, if approved by the Board, but no such services were provided in 2022.

Pursuant to the Fajardo Employment Agreement, upon a termination of employment by us without cause (as defined in the Fajardo Employment Agreement), Mr. Fajardo will receive a severance payment equal to the greater of one year of his annual base salary and the amount of severance required by law, subject to Mr. Fajardo’s execution of a release of claims in favor of the Company.

The Fajardo Employment Agreement provided for a one-time performance-based bonus equal to $120,000 in the event that Ecomedics S.A.S. achieves revenue of $1,250,000 over a three-month period, subject to Mr. Fajardo’s continuous employment through the achievement of such goal (which goal was met in 2020, with corresponding payment in April 2021).

The Fajardo Employment Agreement includes a 12-month post-termination non-competition covenant. If Mr. Fajardo resigns or provides notice of non-renewal and the Company decides to enforce the non-competition covenant, the Company must pay Mr. Fajardo an amount equivalent to the annual base salary for the duration of the restricted period.

Detwiler Employment Agreement

In connection with the consummation of the Business Combination, we entered into an amended and restated employment agreement with Mr. Detwiler (the “Detwiler Employment Agreement”) effective as of December 18, 2020. The Detwiler Employment Agreement provided for an employment term of two years, and was subject to automatic renewal for successive one-year periods thereafter, unless either we or Mr. Detwiler were to provide three months’ notice of non-renewal. The Detwiler Employment Agreement provided for an annual base salary and annual target bonus of $150,000 (which amount was subsequently increased to $250,000 as of January 1, 2021) and 60% of annual base salary, respectively; provided that base salary for purposes of any severance determination would be deemed to be $250,000 or any greater base salary rate in effect on Mr. Detwiler’s date of termination.

Upon a termination of employment by us without Cause (as defined in the Detwiler Employment Agreement), by Mr. Detwiler for Good Reason (as defined in the Detwiler Employment Agreement) or due to a non-renewal of the term by us, in each case occurring at any time prior to a Change of Control (as defined in the Detwiler Employment Agreement) or following the 24-month anniversary of the occurrence of a Change of Control, Mr. Detwiler would have received (i) any accrued but unpaid annual bonus for any year prior to the year in which the termination date occurred, payable when such bonus would have otherwise been paid, (ii) a pro-rated annual bonus for the year in which the termination date occurred, payable when such bonus would have otherwise been paid, (iii) accelerated vesting in full of all of Mr. Detwiler’s outstanding equity and equity-based awards that were subject to service-vesting, (iv) pro-rated vesting of Mr. Detwiler’s outstanding equity and equity-based awards that were subject to performance-vesting (based on the portion of the performance period served), which would have vested on the originally scheduled vesting dates based on actual performance during the performance period, (v) continued payment of Mr. Detwiler’s then current annual base salary for a period of 24 months following the termination date, in accordance with our payroll practices, and (vi) subsidized COBRA premiums for Mr. Detwiler and his spouse and dependents for the lesser of 24 months following the termination of employment and such shorter period that represents the maximum period allowable under law.

Upon a termination of employment by us without Cause, by Mr. Detwiler for Good Reason or due to a non-renewal of the term by us, in each case during the 24-month period following the occurrence of a Change of Control, Mr. Detwiler would have received (i) any accrued but unpaid annual bonus for any year prior to the year in which the termination date occurred, payable when such bonus would have otherwise been paid, (ii) a pro-rated annual bonus for the year in which the termination date occurred, payable when such bonus would have otherwise been paid, (iii) accelerated vesting in full of all of Mr. Detwiler’s outstanding equity and equity-based awards, (iv) a lump sum payment equal to 300% of Mr. Detwiler’s then current annual base salary, and (v) subsidized COBRA premiums for Mr. Detwiler and his spouse and dependents for the lesser of 36 months following the termination of employment and such shorter period that represents the maximum period allowable under law.

Any severance payment to Mr. Detwiler would have been contingent upon the execution and non-revocation of a release of claims in favor of the Company.

Upon a termination of employment due to Mr. Detwiler’s death or disability, Mr. Detwiler (or his estate, as applicable) would have received (i) any accrued but unpaid annual bonus for any year prior to the year in which the termination date occurred, payable when such bonus would have otherwise been paid, and (ii) accelerated vesting in full of all of Mr. Detwiler’s outstanding equity and equity-based awards. Mr. Detwiler is subject to a one-year post-termination non-competition covenant with certain exceptions, and was subject to certain limitations on outside activities during the course of his employment.

Detwiler Separation Agreement

On February 8, 2022, our board of directors and Mr. Detwiler mutually determined that Mr. Detwiler would step down from his positions as our Chief Executive Officer and Chairman of our board of directors effective as of March 24, 2022. In connection with Mr. Detwiler’s separation, he entered into a Separation and Release Agreement with us (the “Detwiler Separation Agreement”). Under the Detwiler Separation Agreement, and consistent with the terms of the Detwiler Employment Agreement and Mr. Detwiler’s equity award agreements, Mr. Detwiler has received, or will receive, the following payment and benefits following his last day of employment on March 24, 2022: (i) two times his annual base salary, payable in installments over 24 months; (ii) eligibility to be paid a 2022 annual bonus targeted at 70% of his base salary, measured against performance goals established for senior executives and pro-rated for the period from January 1, 2022 through March 24, 2022, payable at the same time 2022 annual bonuses are paid to other key executives of the Company (no such bonus was paid); (iii) Company reimbursement of COBRA premiums paid by Mr. Detwiler for continuation coverage for Mr. Detwiler and his spouse and dependents for 18 months (or up to 24 months if Mr. Detwiler is permitted to use continuation coverage under COBRA for a period in excess of 18 months); (iv) accelerated vesting of all of his unvested stock options and service-vesting restricted share units (including restricted share units that were previously subject to performance-vesting conditions that have been achieved), other than his award of service-vesting restricted share units granted on January 14, 2022 (the “2022 RSUs”); (v) accelerated vesting of 50,000 of the 2022 RSUs (which amount was scheduled to otherwise vest within 12 months of March 24, 2022); and (vi) a portion of his restricted share units that are subject to performance-vesting conditions that have not yet been met will remain outstanding and eligible to vest based on actual performance through the end of the applicable performance period.

The foregoing payments and benefits are subject to Mr. Detwiler’s continued compliance with the restrictive covenants contained in the Detwiler Separation Agreement and entry into a release of claims in favor of the Company.

Henry R. Hague, III Employment Agreement

In February 2021, we entered into an employment agreement with Mr. Hague, providing for his position as Chief Financial Officer (the “Hague Employment Agreement”). The Hague Employment Agreement provides for an indefinite term, an annual base salary of $250,000 (which amount was subsequently increased to $300,000 as of July 1, 2021 and $315,000 as of April 1, 2022) and eligibility to receive a discretionary annual bonus targeted at 40% of the base salary (prorated for 2021 based on his February 2021 start date), based upon achievement of annual performance goals.

Upon a termination of employment by us without Cause (as defined in the Hague Employment Agreement), Mr. Hague will receive salary continuation of his then-existing base salary for a period of six months, payable in regular installments in accordance with the company’s normal payroll practices.

Any severance payment to Mr. Hague is contingent upon the execution and non-revocation of a release of claims in favor of the Company.

Mr. Hague is subject to a 12-month post-termination non-competition restrictive covenant and an 18-month post-termination customer and employee non-solicitation restrictive covenant.

Julian Wilches Employment Agreement

We entered into an employment agreement with Mr. Wilches in January 2018, as amended by addenda effective October 21, 2019 and February 25, 2021 (as amended, the “Wilches Employment Agreement”). The Wilches Employment Agreement provides for an indefinite term. The Wilches Employment Agreement provides for an annual base salary of $240,000 (paid in COP) and an annual performance-based bonus of up to 25% of annual base salary. The Wilches Employment Agreement provides that the Company will cover personal and family security services, if approved by the Board, but no such services were provided in 2022.

The Wilches Employment Agreement does not include a severance provision (there was one that applied in before 2020, but it is no longer in effect).

Mr. Wilches is separately subject to a Confidentiality, Restrictive Covenants and Intellectual Property Agreement.

Kastin Employment Agreement

We entered into an employment agreement with Mr. Kastin (the “Kastin Employment Agreement”) effective as of August 10, 2020. The Kastin Employment Agreement provided for an indefinite term. Pursuant to the Kastin Employment Agreement, Mr. Kastin’s annual base salary and annual target bonus were $250,000 (which amount was subsequently increased to $300,000 as of July 1, 2021 and $315,000 as of April 1, 2022) and 40% of annual base salary, respectively.

Upon a termination of employment by us without Cause (as defined in the Kastin Employment Agreement), Mr. Kastin would have received one month of continued base salary for each three full months of employment by the Company, up to a maximum of six months of base salary.

Any severance payment to Mr. Kastin would have been contingent upon the execution and non-revocation of a release of claims in favor of the Company.

Mr. Kastin resigned voluntarily from the Company in December 2022 and did not receive any severance benefits.

Mr. Kastin is separately subject to a Confidentiality, Restrictive Covenants and Intellectual Property Agreement.

Director Compensation

Director Compensation Table

The following table sets forth information concerning the compensation of our non-employee directors for the year ended December 31, 2022.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)(2)	Total ($)
Gary M. Julien	53,750	74,312	128,062
Etienne Deffarges(3)	12,500	—	12,500
Elisabeth DeMarse	66,250	74,312	140,562
George J. Schultze(4)	56,667	87,379	144,046
William Muecke(5)	38,333	80,843	119,176

____________

(1)      Amounts reflect the full grant-date fair value of stock awards granted during the applicable year computed in accordance with Financial Accounting Standards Board ASC Topic 718, rather than the amounts paid to or realized by the named individual. We provide information regarding the assumptions used to calculate the value of all stock awards made to directors in Note 14 to our audited financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022.

(2)      The table below shows the aggregate numbers of unvested restricted share units and deferred restricted share units held as of December 31, 2022 by each director who was serving as of December 31, 2022.

Name	Number of Unvested Restricted Share Units Outstanding at Fiscal Year End	Number of Deferred Restricted Share Units Outstanding at Fiscal Year End
Gary M. Julien	68,807	6,469
Etienne Deffarges	—	—
Elisabeth DeMarse	68,807	6,469
George J. Schultze	68,807	—
William Muecke	68,807	—

____________

(1)      Mr. Deffarges voluntarily resigned from our board of directors effective as of January 14, 2022.

(2)      George J. Schultze was appointed as a new director and member of the Audit Committee, effective as of February 2, 2022, to fill the vacancy created by the departure of Etienne Deffarges on January 14, 2022.

(3)      On March 16, 2022, William Muecke was appointed as a new director and member of the Compensation Committee and the Nominating and Governance Committee, effective as of March 25, 2022, to fill the vacancy resulting from the departure of Mr. Detwiler.

Amended and Restated Non-Employee Director Compensation Policy

Effective as of April 1, 2022, we adopted an amended and restated compensation policy for our non-employee directors (the “Amended and Restated Non-Employee Director Compensation Policy”) that consists of annual cash retainer fees and long-term equity awards. Pursuant to the Amended and Restated Non-Employee Director Compensation Policy, each of our non-employee directors receives an annual cash retainer of $50,000. The chairperson of our board of directors receives an additional annual cash retainer of $15,000, the chairperson of our audit committee receives an additional annual cash retainer of $15,000, the chairperson of our Compensation Committee receives an additional annual cash retainer of $5,000 and the chairperson of our nominating and governance committee receives an additional annual cash retainer of $5,000. Each annual cash retainer is paid quarterly in advance. No meeting fees are paid to any non-employee director for attending any meetings of our board of directors or its committees. Our directors who are also employees receive no compensation for their services as directors.

On the date of any annual meeting of our shareholders, each non-employee director is granted an award of restricted share units with respect to our common shares (the “Annual Award”) with a grant-date value (based on the volume-weighted average price per our common share over the 20 consecutive trading-day period ending on the date of such annual meeting (or on the last preceding trading day if the date of the annual meeting is not a trading day)) equal to $75,000, rounded down to the nearest whole share. Non-employee directors who are appointed between annual meetings receive prorated awards (the “Initial Award”). Each such Annual Award and Initial Award vests on the earlier of (a) the day immediately preceding the date of the first annual meeting following the date of grant and (b) the first anniversary of the date of the annual meeting on which the award was granted (or, in the case of an Initial Award, the first anniversary of the date of the annual meeting that occurred immediately preceding the non-employee director’s start date), subject to the non-employee director continuing in service on our board of directors through the applicable vesting date.

Our former Non-Employee Director Compensation Policy, which was replaced by the Amended and Restated Non-Employee Director Compensation Policy, provided for an initial grant to each non-employee director who served on our board of directors on the closing of the Business Combination (Gary M. Julien and Elisabeth DeMarse). Each such grant was made on February 26, 2021 in the form of an award of 7,000 restricted share units with respect to our common shares. Each such award vested on the day immediately preceding the date of our first annual meeting on June 29, 2021, subject to the non-employee director continuing in service on our board of directors through the applicable vesting date.

Each of the foregoing equity awards held by a non-employee director vest in full immediately prior to the occurrence of a Change in Control (as defined in the 2020 Plan), to the extent outstanding at such time. All equity awards granted under this policy are granted under, and subject to the limits of, the 2020 Plan and an award agreement thereunder.

Non-employee directors are permitted to defer settlement of shares underlying certain of their restricted share unit awards.

Pursuant to the Amended and Restated Non-Employee Director Compensation Policy, each non-employee director is reimbursed for any out-of-pocket expenses reasonably incurred by him or her in connection with services provided in such capacity.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding beneficial ownership of our common shares as of March 27, 2023 by each of our directors and named executive officers, all our directors and current executive officers as a group and each person known by us to be the beneficial owner of more than 5% of our issued and outstanding common shares.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all common shares beneficially owned by them.

In accordance with the SEC rules governing beneficial ownership, the calculation of percentage ownership includes common shares that each holder has the right to acquire within 60 days but does not include any other common shares issuable upon the exercise of any other outstanding options, warrants or similar instruments held by other persons.

Name and Address of Beneficial Owner	Number of Common Shares Beneficially Owned	Percentage of Outstanding Common Shares(1)
Directors and Named Executive Officers:(2)
Kyle Detwiler(3)	2,363,236	5.3%
Andrés Fajardo(4)	516,777	1.2%
Henry R. Hague III(5)	74,793	*
David Kastin	8,276	*
Julian Wilches(6)	744,604	1.7%
Elisabeth DeMarse(5)	7,000	*
Gary M. Julien(5)	7,000	*
George J. Schultze(5)(7)	2,255,313	5.1%
William Muecke(5)	57,816	*
All directors and current executive officers as a group (7 persons)	3,663,303	8.2%
Greater than 5% Shareholders:
Neem Holdings, LLC(8)	2,668,551	6.0%
Schultze Special Purpose Acquisition Sponsor, LLC (the “Sponsor”)(9)	2,248,844	5.0%

____________

*        Less than 1%

(1)      Percentages are based on 44,577,483 common shares outstanding as of March 27, 2023.

(2)      Unless otherwise noted, the business address of each of these individuals is Bodega 19-B Parque Industrial Tibitoc P.H, Tocancipá — Cundinamarca, Colombia.

(3)      The number of common shares shown as beneficially owned by Mr. Detwiler consists of (i) 2,161,026 common shares owned directly by Mr. Detwiler, (ii) 202,210 common shares issuable upon exercise of the vested options owned by Mr. Detwiler. The number of common shares shown as beneficially owned does not include equity awards that do not vest within 60 days of March 27, 2023.

(4)      Includes 405,607 common shares owned by Inversiones Mojo CL FA S.A.S., which is controlled by Mr. Fajardo, and shares issuable upon exercise of options that are exercisable within 60 days. The number of common shares shown as beneficially owned does not include equity awards that do not vest within 60 days of March 27, 2023.

(5)      The number of common shares shown as beneficially owned does not include equity awards that do not vest within 60 days of March 27, 2023.

(6)      Includes common shares owned by Just Go S.A.S., which is controlled by Mr. Wilches, and shares issuable upon exercise of options that are exercisable within 60 days. The number of common shares shown as beneficially owned does not include equity awards that do not vest within 60 days of March 27, 2023.

(7)      Based on information contained in Amendment No. 1 to Schedule 13D filed February 7, 2022, consists of 2,248,844 common shares held by the Sponsor and 6,469 RSUs Mr. Schultze received in connection with his appointment to the Board and in accordance with the Non-Employee Director Compensation Policy. The number of common shares shown as beneficially owned does not include 4,900,000 warrants that cannot be exercised within 60 days of March 27, 2023 pursuant to the Waiver. The address for the entity and individual identified in this footnote is c/o Schultze Special Purpose Acquisition Sponsor, LLC, 800 Westchester Avenue, Suite S-632, Rye Brook, New York 10573.

(8)      Based on information contained in Amendment No. 2 to Schedule 13G filed February 9, 2023, consists of 2,668,551 common shares held by Neem Holdings, LLC (“Neem Holdings”). Farallon Capital Management, L.L.C. (“FCM”), as the manager of Neem Holdings, may be deemed to beneficially own such common shares held by Neem Holdings. Each of Philip D. Dreyfuss, Michael B. Fisch, Richard B. Fried, Varun N. Gehani, Nicolas Giauque, David T. Kim, Michael G. Linn, Rajiv A. Patel, Thomas G. Roberts, Jr., William Seybold, Andrew J.M. Spokes, John R. Warren and Mark D. Wehrly (the “Managing Members”), as a senior managing member or managing member, as the case may be, of FCM, in each case with the power to exercise investment discretion, may be deemed to beneficially own such common shares held by Neem Holdings. Each of FCM and the Managing Members disclaims beneficial ownership of any such common shares. The address for each of the entities and individuals identified in this footnote is c/o Farallon Capital Management, L.L.C., One Maritime Plaza, Suite 2100, San Francisco, California 94111.

(9)      Based on information contained in Amendment No. 1 to Schedule 13D filed February 7, 2022, the number of common shares shown as beneficially owned does not include 4,900,000 warrants that cannot be exercised within 60 days of March 27, 2023. The address for the Sponsor is c/o Schultze Special Purpose Acquisition Sponsor, LLC, 800 Westchester Avenue, Suite S-632, Rye Brook, New York 10573.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee has reviewed and discussed with management the audited financial statements for the fiscal year ended December 31, 2022. The Audit Committee has discussed with Marcum LLP, our independent registered public accounting firm, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”), including Auditing Standard No. 1301, Communications with Audit Committees, as adopted by the PCAOB, and the SEC. The Audit Committee has also received the written disclosures and the letter from Marcum LLP required by applicable requirements of the PCAOB regarding the firm’s communications with the Audit Committee concerning independence and has discussed with Marcum LLP the firm’s independence. Based on the foregoing, the audit committee has recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2022.

With respect to the above matters, the Audit Committee submits this report.

Audit Committee

Elisabeth DeMarse
Gary M. Julien
George J. Schultze

The information contained in this report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically incorporated it by reference into a document filed under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act.

PROPOSAL 2: APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The BCA requires that the shareholders of the Company, by an ordinary resolution, appoint an authorized person as auditor to hold office from the Company’s annual reference date, being the date of the Annual Meeting, until the next annual reference date.

The Audit Committee has recommended that the shareholders of the Company appoint Marcum LLP as the independent registered public accounting firm to audit the consolidated financial statements for the year ending December 31, 2023 and presents this proposal to the shareholders for approval.

A representative of Marcum LLP is expected to be present at the meeting and will be afforded the opportunity to make a statement if he or she desires to do so and to respond to appropriate questions from shareholders.

For information concerning the appointment of Marcum LLP as the Company’s auditor for the year ending December 31, 2022, see Report of the Audit Committee of the Board of Directors above. For information concerning fees paid to Marcum LLP and its respective affiliates, see “Audit Fees” below.

The affirmative vote of a simple majority of the votes present, in person by remote attendance or by proxy and properly cast at the meeting is required to pass an ordinary resolution to appoint Marcum LLP as the independent registered public accounting firm of the Company for 2023 fiscal year.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE
APPOINTMENT OF MARCUM LLP AS OUR INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM TO SERVE AS INDEPENDENT AUDITOR FOR THE 2023 FISCAL YEAR

Change in Registrant’s Certifying Accountant

As disclosed in our Current Report on Form 8-K filed on September 14, 2022, BDO Canada LLP (“BDO”) was informed by the Company of its dismissal as the Company’s independent registered public accounting firm effective as of September 13, 2022. The dismissal of BDO was approved by the audit committee of the board of directors of the Company (the “Audit Committee”). The decision by the Audit Committee was made to reduce ongoing costs related to the Company’s annual audit.

BDO’s reports on the Company’s financial statements for each of the years ended December 31, 2021 and 2020 did not contain any adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, with the exception that BDO’s report dated March 24, 2022 contained the following explanatory paragraph: “The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As more fully described in Note 2, the Company has a significant working capital deficiency, had an accumulated deficit as of December 31, 2021, as well as operating losses and negative cash flows from operations since inception and expects to continue to incur net losses for the foreseeable future until such time that it can generate significant revenues from the sale of its available inventories. These conditions raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 2. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.”

During each of the years ended December 31, 2021 and 2020, and the subsequent interim period through September 14, 2022, there were no “disagreements” as that term is defined in Item 304(a)(1)(iv) of Regulation S-K between the Company and BDO on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO, would have caused BDO to make reference to the subject matter of the disagreement in its reports on the Company’s financial statements for such years.

There were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K during each of the years ended December 31, 2021 and 2020, and the subsequent interim period through September 14, 2022, except for those described below.

i.       The Company identified material weaknesses in its internal control over financial reporting. The material weaknesses related to the Company’s failure to design and maintain an effective control environment, specifically around (a) lack of a sufficient number of trained professionals with an appropriate level of accounting knowledge, training and experience to appropriately analyze, record and disclose accounting matters timely and accurately, and to allow for proper segregation of duties; (b) lack of structures, reporting lines and appropriate authorities and responsibilities to achieve financial reporting objectives; and (c) lack of evidence to support the performance of controls and the adequacy of review procedures, including the completeness and accuracy of information used in the performance of controls. These material weaknesses were identified and initially reported in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 and have not been remediated as of the date of this Proxy Statement.

ii.      On May 14, 2021, the Company filed Amendment No. 1 to its Annual Report on Form 10-K for the year ended December 31, 2020, which was originally filed with the Securities and Exchange Commission (“SEC”) on March 30, 2021, to restate its consolidated financial statements and related disclosures as of and for the year ended December 31, 2020. On April 12, 2021, the Staff of the SEC released a statement (the “SEC Statement”) expressing the view that warrants issued by special purpose acquisition companies may require classification as a liability of the entity measured at fair value, with changes in fair value each period reported in earnings. The Company had previously classified its private placement warrants (the “private warrants”) and public warrants (the “public warrants” and, together with the private warrants, the “warrants”) as equity. As a result of the SEC Statement, the Company re-evaluated the accounting treatment of the warrants and decided that it would subsequently measure the private warrants at fair value with changes in fair value recognized as a gain or loss in the Company’s consolidated statements of operations and comprehensive loss. Accordingly, the Company’s consolidated financial statements as of December 31, 2020 were restated to correct the accounting and related disclosure for the warrants.

The Audit Committee discussed the reportable events described above with BDO, and the Company authorized BDO to respond fully to the inquiries of Marcum, the Company’s new independent registered public accounting firm, concerning these reportable events.

The Company provided BDO with a copy of the Current Report on Form 8-K prior to its filing with the SEC and requested that BDO furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of BDO’s letter, dated September 14, 2022, is filed as Exhibit 16.1 to the Current Report on Form 8-K filed with the SEC on September 14, 2022.

On September 14, 2022, the Company engaged Marcum to serve as the Company’s independent registered public accounting firm, effective immediately. The Audit Committee approved the decision to engage Marcum and appointed Marcum as the Company’s independent registered public accounting firm for the year ending December 31, 2022.

During each of the years ended December 31, 2021 and 2020, and the subsequent interim period through September 14, 2022, neither the Company nor anyone acting on its behalf has consulted with Marcum regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Marcum concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K; or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

PROPOSAL 3: AMENDMENT TO THE COMPANY’S 2020 INCENTIVE AWARD PLAN

The Board is asking you to approve an amendment (the “Plan Amendment”) to the Company’s 2020 Incentive Award Plan (the “2020 Plan”). The following description of the 2020 Plan is qualified in its entirety by reference to the full text of the 2020 Plan, a copy of which (as currently in effect) is attached as Exhibit 10.37 to the Registration Statement on Form S-1 (File No. 333-252241) filed by the Company with the SEC on January 19, 2021. The Plan Amendment will both increase the total number of common shares that may be delivered pursuant to awards granted under the 2020 Plan by 5,575,000 shares and impose a minimum vesting period of one year on awards granted under the 2020 Plan (subject to certain specified exceptions, described below). The 2020 Plan was adopted by the Board in connection with the Business Combination and approved by our shareholders on December 17, 2020 to enhance our ability to attract, retain and motivate persons who make (or are expected to make) important contributions by providing these individuals with equity ownership opportunities and/or equity-linked compensation opportunities. On April 18, 2023, the Board approved the Plan Amendment, subject to approval by our shareholders (the 2020 Plan as so amended, the “Amended 2020 Plan”). A copy of the Plan Amendment has been included as Appendix A to this Proxy Statement, which was also filed electronically with the SEC and can be reviewed on the SEC’s website at www.sec.gov.

There were initially 2,813,215 common shares reserved for issuance under the 2020 Plan. As of December 31, 2022, 1,141,945 common shares remained available for new awards granted under the 2020 Plan (not including any shares that may be returned to the 2020 Plan due to forfeitures and similar events, as described below). As of April 3, 2023, the per share closing price of our common shares on the Nasdaq Capital Market was approximately $0.36.

The Company also maintains the 2020 Earnout Award Plan (the “Earnout Award Plan”), which was also adopted in connection with the Business Combination. Under the Earnout Award Plan, (i) shares constituting 50% of the share reserve are issuable only if the closing price of our common shares equaled or exceed $12.50 per share (as adjusted for share splits, reverse splits, share dividends, reorganizations, recapitalizations or any similar event) for any 20 trading days within any consecutive 30 trading day period on or before December 18, 2022 (which condition was met on March 16, 2021) (the “First Level Hurdle”), and (ii) shares constituting the remaining 50% of the share reserve are issuable only if the closing price of our common shares equals or exceeds $15.00 per share (as adjusted for share splits, reverse splits, share dividends, reorganizations, recapitalizations or any similar event) for any 20 trading days within any consecutive 30 trading day period on or before December 18, 2024 (the “Second Level Hurdle). Equity awards granted prior to these hurdles being met will vest only if the applicable hurdles are achieved; equity awards granted following the hurdles being achieved need not include the hurdles. There were initially 1,440,000 common shares reserved for issuance under the Earnout Award Plan. As of December 31, 2022, 538,651 common shares remained available for new awards granted under the Earnout Award Plan (216,514 of which were subject to the First Level Hurdle and 322,137 of which were subject to the Second Level Hurdle (in each case not including any shares that may be returned to the Earnout Award Plan due to forfeitures and similar events, as described below). As of April 3, 2023, no new awards have been granted under the Earnout Award Plan in 2023. We intend to continue to make grants this year using the portion of the reserve of the Earnout Award Plan that was subject to the First Level Hurdle (up to 216,514 shares), plus any shares that may be returned due to forfeitures and similar events with respect to awards that were granted from such portion of the reserve. We do not intend to use the remaining 322,137 shares in the portion of the reserve of the Earnout Award Plan that is subject to the Second Level Hurdle (or any shares that may be returned with respect to awards that were granted from such reserve).

We also maintain the 2018 Omnibus Incentive Compensation Plan, but the Company’s ability to issue new awards under such plan was terminated in connection with the Business Combination.

The Company also has stock options outstanding that were not issued pursuant to any of our equity incentive plans. These stock options were issued to employees located in Colombia.

Why Shareholders Should Vote to Approve the Plan Amendment

•        Equity Incentive Awards are an Important Part of our Compensation Philosophy.    Our equity compensation plans are critical to our ongoing effort to attract and retain key talent that is focused on building shareholder value. Equity awards and equity-linked compensatory opportunities are intended to motivate high levels of performance and align the interests of directors, employees and consultants with those of shareholders by giving directors, employees and consultants the perspective of an owner with an equity or equity-linked stake in the Company and providing a means of recognizing their contributions to its success. We believe that equity awards are necessary to remain competitive in our industry and are essential in recruiting and retaining the highly qualified service providers who help the Company meet its goals. Our employees, consultants and non-employee directors are eligible to participate in the 2020 Plan. As of December 31, 2022, we had approximately 400 employees, approximately 4 consultants and 4 non-employee directors (the “Service Providers”).

•        The 2020 Plan Will No Longer Have Shares Available for Grant.    When we requested shareholders to approve the 2020 Plan, at our 2020 annual meeting of shareholders, we expected the aggregate share reserve under the 2020 Plan to provide us with sufficient shares to grant through 2023. We determined the initial share reserve under the 2020 Plan at the time of the Business Combination, factoring in the $10.00 per share price contemplated in connection with such transaction, and the share price has dropped significantly since the time of the Business Combination. As noted above, the aggregate number of shares that are available for issuance under awards granted pursuant to the 2020 Plan, without taking into account the increase contemplated by the Plan Amendment and without factoring in any increases due to potential forfeitures and similar events (as described below), is equal to 1,141,945 shares as of December 31, 2022 and we do not intend to grant awards under the Earnout Award Plan with respect to more than 216,514 shares (without factoring in any increases due to potential forfeitures and similar events). Under our current projections, such plans will run out of shares available for grant this year, limiting our ability to issue equity incentives to our Service Providers unless the Company’s shareholders approve the Plan Amendment. In addition, our Board and the Compensation Committee continue to believe that to hire and retain talented professionals, our compensation practices will need to remain in line with our competitors. While we could increase cash compensation if we are unable to grant equity incentives, our Board anticipates that we will have difficulty attracting, retaining and motivating Service Providers if we are unable to make equity grants to them. Our Board believes that outcome could negatively impact our ability to align service provider compensation with the interests of our shareholders.

•        Reasonable Share Request.    The total number of additional shares we are requesting under the Plan Amendment is 5,575,000. We believe that such number of shares is the minimum number necessary to enable us to continue to grant equity compensation awards in line with our needs. The requested share increase represents approximately 12.5% of our common shares outstanding as of April 3, 2023. We expect that such number of shares should be sufficient for our intended grants through 2026, which we believe is reasonable and consistent with general market practices. This view is based on several assumptions, including that our grant practices under the Amended 2020 Plan will be consistent with our historical practices and usage, and that the fair market value of our common shares appreciates from its current value. Our view of the reasonableness of our share request is dependent on a number of other factors that are difficult to predict or beyond our control, including the price of our common shares and underlying future grants, our hiring activity, forfeitures of outstanding awards and other circumstances that may require us to change our equity grant practices. These underlying assumptions and factors cannot be predicted with certainty, and to the extent they change, the number of shares requested may not last for the estimated period or may last longer than the estimated period.

•        Minimum Vesting Requirement.    Under the 2020 Plan as currently in effect, there is no provision that requires any minimum amount of time to elapse between the date an equity award is granted and the date such equity award vests or becomes payable. To incentivize talent to remain at the Company for longer periods of time, the Plan Amendment provides that no equity award granted after the date the Plan Amendment is approved by the Company’s shareholders may vest or otherwise become payable prior to the first annual anniversary of the date such equity award is granted, unless there occurs a Change in Control (as defined in the Amended 2020 Plan ) or certain other corporate transactions and subject to certain exceptions set forth in the next sentence. The minimum vesting requirement in the Plan Amendment will not apply to: (i) any Substitute Awards (as defined in the Amended 2020 Plan), (ii) any equity awards delivered in lieu of fully-vested cash awards or payments, (iii) any equity awards to non-employee directors for which the vesting period runs from the date of one annual meeting of the Company’s shareholders to the next annual meeting of the Company’s shareholders, or (iv) any other equity awards that result in the issuance of an aggregate of up to 5% of the shares available for issuance under the Amended 2020 Plan.

•        We Manage Equity Incentive Award Use Responsibly and Dilution is Reasonable.    The Compensation Committee oversees our equity incentive awards to manage long-term shareholder dilution, burn rate, share-based compensation expense and share-based compensation expense while maintaining our ability to recruit, reward and retain key talent in a competitive market. In evaluating the proposed Plan Amendment, the Compensation Committee, in consultation with its compensation consultant and our Board, considered a number of factors, including the costs of the Amended 2020 Plan and an analysis of certain burn rate, dilution and overhang metrics. We are committed to effectively managing our equity compensation program in light of potential shareholder dilution. For this reason, we considered both our “burn rate” and our “overhang” in evaluating the impact of the Amended 2020 Plan on our shareholders. We define “burn rate” as the number of equity awards granted during the year, divided by the weighted average total number of common shares outstanding. Burn rate provides a directional indicator of the responsible way in which we manage our share reserve over a series of years. The number of Earnout Award Plan awards shown in the table below reflects only such awards that were no longer subject to hurdles in the given year. Our three-year average burn rate was approximately 3.92%(1) for fiscal years 2020 through 2022 (see chart below for a calculation of our three-year burn rate). We anticipate that this annual burn rate in the near term will be generally consistent with recent years. The burn rate figures included below are based on equity awards granted and available for grant under the 2020 Plan, the 2018 Plan and the Earnout Award Plan.

Three-Year Average Burn Rate Calculation

	FY20	FY21	FY22	Average
Options	121,291	64,736	23,114	n/a
2020 Plan RSUs	83,715	374,146	2,004,324	n/a
Earnout Award Plan RSUs	0	737,426	0	n/a
Total	205,006	1,176,308	2,027,438	n/a
Weighted Average Number of Common Shares Outstanding	10,815,580	25,690,096	38,392,392	n/a
Burn Rate	1.90%	4.58%	5.28%	3.92%

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(1)      When adjusted for RSU grants that were subsequently forfeited (790,915 RSUs), the three-year average burn rate through 2022 was 3.23%.

We define “overhang” as the options outstanding but not exercised and outstanding full-value awards (which include RSUs, both earnout and time-based), plus shares available to be granted as equity awards, divided by the total number of common shares outstanding. The overhang measures the potential dilutive effect of outstanding equity awards plus shares available for grant under our equity compensation plans. Our “overhang” resulting from the addition of 5,575,000 shares would be approximately 17.66%, calculated on a fully diluted basis as displayed in the table below as of December 31, 2022 (unless otherwise noted).

(a) Options Outstanding	410,477
(b) Total Full-Value Awards Outstanding	1,897,944
(c) Shares Remaining Available for Future Issuance	1,680,596
(d) Incremental Share Request Subject to Shareholder Approval	5,575,000
(e) Total Shares Authorized for, or Outstanding under, Equity Awards (a+b+c_+d)	9,564,017
(f) Common Shares Outstanding as of April 3, 2023	44,577,483
(g) Totally Fully-Diluted Overhang Rate (e/e+f)	17.66%

The overhang figures included above are based on equity awards granted and available for grant under the 2020 Plan, the 2018 Plan and the Earnout Award Plan. As noted above, we intend to continue to make grants this year using the portion of the reserve of the Earnout Award Plan that was subject to the First Level Hurdle (up to 216,514 shares), plus any shares that may be returned due to forfeitures and similar events with respect to awards that were granted from such portion of the reserve. We do not intend to use the remaining 322,137 shares in the portion of the reserve of the Earnout Award Plan that is subject to the Second Level Hurdle (or any shares that may be returned with respect to awards that were granted from such reserve).

Plan Benefits

The number of awards that our named executive officers, other executive officers, and other employees and consultants may receive under the Amended 2020 Plan will be determined in the discretion of the Compensation Committee in the future, and the Compensation Committee has not made any determination to make future grants to any persons under the Amended 2020 Plan as of the date of this Proxy Statement. Therefore, it is not possible to determine the benefits that will be received in the future by such participants in the Amended 2020 Plan. We maintain a director compensation policy, however, that provides for the automatic grant of $70,000 in restricted share units to each non-employee director each year, and which may be modified from time to time by the Board in accordance with its terms. For 2023, the Board has determined that each non-employee director will receive only 40,000 restricted share units. Such grant will be made under the 2020 Plan regardless of whether the Plan Amendment is approved by shareholders. The Plan Amendment would have had no effect on the benefits that would have been received by any participants if the Plan Amendment had been in effect in the year ended December 31, 2022.

The following table sets forth, with respect to the individuals and groups identified therein, the benefits and amounts that are currently determinable to be granted under the Amended 2020 Plan.

Name and Position	Dollar Value ($)	Number of Shares (#)
Andrés Fajardo, Chief Executive Officer	—	—
Kyle Detwiler Former Chief Executive Officer	—	—
Henry R. Hague, III Chief Financial Officer	—	—
Julián Wilches Chief Regulatory Officer	—	—
David Kastin Former General Counsel and Corporate Security	—	—
All Current Executive Officers as a Group	—	—
All Current Non-Executive Directors as a Group(1)	56,992	160,000
All Non-Executive Officer Employees as a Group.	—	—

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(1)      Amounts Shown represent the 40,000 restricted share unit awards that will be granted, on the date of the Annual Meeting, to each of our four non-employee directors who, if elected by shareholders, will continue to serve on the Board following the Annual Meeting. The value shown is based on the closing price of our ordinary shares on the Nasdaq Capital Market of $0.3562 on April 3, 2023. The awards will vest on the earlier of (i) the day immediately preceding the date of the first annual general shareholder meeting following the date of grant and (ii) the first anniversary of the date of grant, subject to the non-employee director continuing in service on the Board through the applicable vesting date.

Equity Award Plan Information Table

The following table summarizes equity compensation plan information for the 2020 Plan, the Earnout Award Plan and the 2018 Plan, all shareholder-approved, as a group, and for the non-plan option award agreements pursuant to which stock options were granted to certain of our Colombian service providers in 2020, which are non-shareholder-approved, in each case as of December 31, 2022.

Plan Category	Number of Securities To Be Issued Upon Exercise of Outstanding Options, Warrants and Rights (#) (a)		Weighted- average Exercise Price of Outstanding Options, Warrants and Rights ($) (b)		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (#) (c)
Equity Compensation Plans Approved by Shareholders	2,287,501	(1)	7.54	(2)	1,680,596	(3)
Equity Compensation Plans Not Approved by Shareholders	20,920		0.0003	(2)	—
Total	2,308,421		7.15		1,680,596

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(1)      Includes common shares issuable pursuant to equity awards outstanding under (i) the 2018 Plan, which consists of options to purchase 327,627 common shares, (ii) the 2020 Plan, which consists of (a) options to purchase 82,850 common shares, and (b) 1,258,930 common shares subject to unvested restricted share units, and (iii) the Earnout Plan, which consists of 639,014 common shares subject to unvested restricted share units. The 2018 Plan was terminated as of December 18, 2020 in respect of future grants of awards and issuances and distributions of common shares, other than issuances of common shares upon the exercise of options or the vesting of restricted share units granted under the 2018 Plan that were outstanding on December 18, 2020.

(2)      The weighted-average exercise price is calculated based solely on the exercise prices of the outstanding options and does not reflect the shares that will be issued upon the vesting of outstanding restricted share units, which have no exercise price.

(3)      Includes (i) 1,141,945 common shares that remain available for future issuance under the 2020 Plan and (ii) 538,651 common shares that remain available for future issuance under the Earnout Award Plan (216,514 of which were subject to the First Level Hurdle and 322,137 of which were subject to the Second Level Hurdle (in each case not including any shares that may be returned to the Earnout Award Plan due to forfeitures and similar events)). We intend to continue to make grants this year using the portion of the reserve of the Earnout Award Plan that was subject to the First Level Hurdle (up to 216,514 shares), plus any shares that may be returned due to forfeitures and similar events with respect to awards that were granted from such portion of the reserve. We do not intend to use the remaining 322,137 shares in the portion of the reserve of the Earnout Award Plan that is subject to the Second Level Hurdle (or any shares that may be returned with respect to awards that were granted from such reserve)

Description of the Amended 2020 Plan

The Amended 2020 Plan includes a number of provisions that we believe reinforce the alignment with shareholders’ interests, including the following:

•        No liberal share recycling.    Shares cannot be added back to the pool of available shares in the event that such shares have been: (i) tendered by a participant or withheld by the Company in payment of the exercise price of an option; (ii) tendered by the participant or withheld by the Company to satisfy any tax withholding obligation with respect to an Award; (iii) subject to a share appreciation right (or other share-settled award) (including awards that may be settled in cash or stock) that are not issued in connection with the stock settlement of the share appreciation right or other share-settled award on exercise thereof; or (iv) purchased on the open market by the Company with the cash proceeds received from the exercise of options.

•        No discounted options or share appreciation rights for U.S. persons.    Options and share appreciation rights may not be granted to U.S. persons with exercise or base prices lower than the fair market value of the underlying shares on the grant date. (In Colombia, discount options and share appreciation rights are common, and the Amended 2020 Plan allows discount options for Colombia employees.)

•        No repricing of options or share appreciation rights without shareholder approval.    The exercise or base price of a share option or share appreciation right cannot, without shareholder approval, be reduced.

•        No automatic grants of share options or share appreciation rights.    “Reloads” or other automatic grants of share options and share appreciation rights are not permitted.

•        Limit on non-employee director awards.    The Amended 2020 Plan provides that a non-employee director may not receive equity awards in excess of $300,000 in value in any fiscal year.

•        No dividends or dividend equivalents on unvested awards.    Dividends and dividend equivalents may not be paid until any time- and performance-vesting conditions are satisfied, and no dividends or dividend equivalents may be granted or paid with respect to options and share appreciation rights.

•        Disclosure of change in control vesting treatment and no single-trigger vesting or liberal change in control definition.    The Amended 2020 Plan specifies the vesting treatment for awards in connection with a change in control where awards are either assumed or substituted or not assumed or substituted. The Amended 2020 Plan provides that there will not be any single-trigger vesting on a change in control unless awards are not assumed. The Amended 2020 Plan does not include a “liberal” change in control definition (i.e., mergers require actual consummation).

•        No evergreen provisions.    Shares authorized for awards under the Amended 2020 Plan are not automatically replenished; there is no evergreen feature.

•        No tax gross-ups.    The Amended 2020 Plan does not provide for any tax gross-ups.

•        Robust Transfer Restrictions.    The Amended 2020 Plan contains robust transfer restrictions.

The following description of the principal terms of the Amended 2020 Plan is a summary and is qualified in its entirety by reference to the full text of the Amended 2020 Plan.

The Amended 2020 Plan

The purpose of the Amended 2020 Plan is to enhance our ability to attract, retain and motivate persons who make (or are expected to make) important contributions by providing these individuals with equity ownership opportunities and/or equity-linked compensatory opportunities. Equity awards and equity-linked compensatory opportunities are intended to motivate high levels of performance and align the interests of directors, employees and consultants with those of shareholders by giving directors, employees and consultants the perspective of an owner with an equity or equity-linked stake in the Company and providing a means of recognizing their contributions to its success. The Company believes that equity awards are necessary to remain competitive in the industry and are essential in recruiting and retaining the highly qualified service providers who help the Company meet its goals.

Summary of the Amended 2020 Plan

This section summarizes certain principal features of the Amended 2020 Plan. The summary is qualified in its entirety by reference to the complete text of the Amended 2020 Plan included as Appendix A to this proxy statement.

Eligibility and Administration

Our employees, consultants and directors, and employees, consultants and directors of its subsidiaries are eligible to receive awards under the Amended 2020 Plan. The Amended 2020 Plan is administered by our board of directors with respect to awards to non-employee directors and by the compensation committee with respect to other participants, each of which may delegate its duties and responsibilities to committees of our directors and/or officers (referred to collectively as the “plan administrator” below), subject to certain limitations that may be imposed under Section 16 of the Exchange Act and/or stock exchange rules, as applicable. The Amended 2020 Plan administrator has the authority to make all determinations and interpretations under, prescribe all forms for use with, and adopt rules for the administration of, the Amended2020 Plan, subject to its express terms and conditions. The Amended 2020 Plan administrator also sets the terms and conditions of all awards under the Amended 2020 Plan, including any vesting and vesting acceleration conditions.

Limitation on Awards and Shares Available

There were initially 2,813,215 common shares reserved for issuance under the 2020 Plan. If the Plan Amendment is approved, there will be 8,388,215 common shares reserved for issuance under the Amended 2020 Plan (including shares already issued under awards and shares subject to outstanding awards). All of the foregoing share reserve may be issued in the form of incentive stock options (“ISOs”).

If any shares subject to an award are forfeited or expire, are converted to shares of another person in connection with a recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares or other similar event, or such award is settled for cash (in whole or in part) (including shares repurchased by the Company at the same price paid by the participant), the Shares subject to such award shall, to the extent of such forfeiture, expiration, conversion or cash settlement, again be available for future grants of awards under the 2020 Plan. Awards granted under the Amended 2020 Plan upon the assumption of, or in substitution for, outstanding equity awards previously granted by an entity in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or shares will not reduce the number of shares authorized for grant under the Amended 2020 Plan.

The following shares will not be added to the shares authorized for grant under the 2020 Plan and will not be available for future grants of awards: (i) shares tendered by a participant or withheld by the Company in payment of the exercise price of an option; (ii) shares tendered by a participant or withheld by the Company to satisfy any tax withholding obligation with respect to an award; (iii) shares subject to a share appreciation right or other share-settled award (including Awards that may be settled in cash or stock) that are not issued in connection with the settlement or exercise, as applicable, of the share appreciation right or other share-settled award; and (iv) shares purchased on the open market by the Company with the cash proceeds received from the exercise of options. The payment of dividend equivalents in cash in conjunction with any outstanding awards shall not be counted against the shares available for issuance under the Plan. No shares may again be optioned, granted or awarded if such action would cause an ISO to fail to qualify as an incentive stock option under Section 422 of the Code.

The maximum grant date fair value (determined as of the grant date in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, or any successor thereto) of equity-based awards granted to a non-employee director as compensation for services as a non-employee director pursuant to the 2020 Plan and the Earnout Award Plan in the aggregate during any calendar year is $300,000.

Awards

The Amended 2020 Plan provides for the grant of options, including ISOs and non-qualified stock options (“NSOs”), restricted shares, dividend equivalents, share payments, restricted share units (“RSUs”), other incentive awards, share appreciation rights (“SARs”), and cash awards. Certain awards under the Amended 2020 Plan may constitute or provide for a deferral of compensation, subject to Section 409A of the Code, which may impose additional requirements on the terms and conditions of such awards. All awards under the Amended 2020 Plan will be set forth in award agreements, which will detail all terms and conditions of the awards, including any applicable vesting and payment terms and post-termination exercise limitations. Awards, other than cash awards, generally will be settled in Company common shares, but the Amended 2020 Plan administrator may provide for cash settlement of any award. A brief description of each award type follows.

•        Options.    Options provide for the purchase of Company common shares in the future at an exercise price set on the grant date. ISOs, by contrast to NSOs, may provide tax deferral beyond exercise and favorable capital gains tax treatment to their holders if certain holding period and other requirements of the Code are satisfied. The exercise price of an option for any such option granted to a participant subject to taxation in the United States may not be less than 100% of the fair market value of the underlying Company common share on the date of grant (or 110% in the case of ISOs granted to certain significant shareholders), except with respect to certain substitute options granted in connection with a corporate transaction. The term of an option may not be longer than ten years (or five years in the case of ISOs granted to certain significant shareholders).

•        SARs.    SARs entitle their holder, upon exercise, to receive from the Company an amount equal to the appreciation of the Company common shares subject to the award between the grant date and the exercise date. The exercise price of a SAR may not be less than 100% of the fair market value of the underlying Company common share on the date of grant (except with respect to certain substitute SARs granted in connection with a corporate transaction) and the term of a SAR may not be longer than ten years.

•        Restricted Shares and RSUs.    Restricted shares are an award of nontransferable Company common shares that remain forfeitable unless and until specified conditions are met, and which may be subject to a purchase price. RSUs are contractual promises to deliver Company common shares in the future, which may also remain forfeitable unless and until specified conditions are met. Delivery of the Company common shares underlying RSUs may be deferred under the terms of the award or at the election of the participant, if the Amended 2020 Plan administrator permits such a deferral.

•        Share Payments, Other Incentive Awards and Cash Awards.    Share payments are awards of fully vested Company common shares that may, but need not, be made in lieu of base salary, bonus, fees or other cash compensation otherwise payable to any individual who is eligible to receive awards. Other incentive awards are awards other than those enumerated in this summary that are denominated in, linked to or derived from Company common shares or value metrics related to Company common shares, and may remain forfeitable unless and until specified conditions are met. Cash awards are cash incentive bonuses subject to performance goals.

•        Dividend Equivalents.    Dividend equivalents represent the right to receive the equivalent value of dividends paid on Company common shares and may be granted alone or in tandem with awards other than options or SARs. Dividend equivalents are credited as of dividend record dates during the period between the date an award is granted and the date such award vests, is exercised, is distributed or expires, as determined by the Amended 2020 Plan administrator.

Vesting

Vesting conditions determined by the Amended 2020 Plan administrator may apply to each award and may include continued service, performance and/or other conditions.

Certain Transactions

The Amended 2020 Plan administrator has broad discretion to take action under the Amended 2020 Plan, as well as make adjustments to the terms and conditions of existing and future awards, to prevent the dilution or enlargement of intended benefits and facilitate necessary or desirable changes in the event of certain transactions and events affecting Company common shares, such as share dividends, share splits, mergers, acquisitions, consolidations and other corporate transactions. In addition, in the event of certain non-reciprocal transactions with Company shareholders known as “equity restructurings,” the Amended 2020 Plan administrator will make equitable adjustments to the Amended 2020 Plan and outstanding awards. In the event of a “change in control” of the Company (as defined in the Amended 2020 Plan), to the extent that the surviving entity declines to continue, convert, assume or replace outstanding awards, then the Amended 2020 Plan administrator may provide that all such awards will terminate in exchange for cash or other consideration, or become fully vested and exercisable in connection with the transaction. Upon or in anticipation of a change in control, the Amended 2020 Plan administrator may cause any outstanding awards to terminate at a specified time in the future and give the participant the right to exercise such awards during a period of time determined by the Amended 2020 Plan administrator in its sole discretion. Individual award agreements may provide for additional accelerated vesting and payment provisions.

Foreign Participants, Claw-Back Provisions, Transferability, and Participant Payments

The Amended 2020 Plan administrator may modify award terms, establish subplans and/or adjust other terms and conditions of awards, subject to the share limits described above, in order to facilitate grants of awards subject to the laws and/or stock exchange rules of countries outside of the United States. All awards will be subject to the provisions of any claw-back policy implemented by the Company to the extent set forth in such claw-back policy and/or in the applicable award agreement. With limited exceptions for estate planning, domestic relations orders, certain beneficiary designations and the laws of descent and distribution, awards under the Amended 2020 Plan are generally non-transferable, and are exercisable only by the participant. With regard to tax withholding, exercise price and purchase price obligations by a participant arising in connection with awards under the Amended 2020 Plan, the Amended 2020 Plan administrator may, in its discretion, accept cash or check, provide for net withholding of Company common shares, allow Company common shares that meet specified conditions to be repurchased, allow a “market sell order”, accept any other legal consideration in its sole discretion or any combination of the above.

Plan Amendment and Termination

Our board of directors may amend or terminate the Amended 2020 Plan at any time; however, except in connection with certain changes in our capital structure, shareholder approval will be required for any amendment that increases the number of Company common shares available under the Amended 2020 Plan . No award may be granted pursuant to the Amended 2020 Plan after the tenth anniversary of the date the 2020 Plan was initially approved by the Board.

Material U.S. Federal Income Tax Consequences

The following is a general summary under current law of the principal United States federal income tax consequences related to awards under the Amended 2020 Plan. This summary deals with the general federal income tax principles that apply and is provided only for general information. Some kinds of taxes, such as state, local and foreign income taxes and federal employment taxes, are not discussed. This summary is not intended as tax advice to participants, who should consult their own tax advisors.

•        Non-Qualified Stock Options.    If an optionee is granted an NSO under the Amended 2020 Plan, the optionee should not have taxable income on the grant of the option. Generally, the optionee should recognize ordinary income at the time of exercise in an amount equal to the fair market value of the common shares acquired on the date of exercise, less the exercise price paid for such common shares. The optionee’s basis in the common shares for purposes of determining gain or loss on a subsequent sale or disposition of such shares generally will be the fair market value of common shares on the date the optionee exercises such option. Any subsequent gain or loss will be taxable as a long-term or short-term capital gain or loss. The Company or its subsidiaries or affiliates generally should be entitled to a federal income tax deduction at the time and for the same amount as the optionee recognizes ordinary income.

•        Incentive Stock Options.    A participant receiving ISOs should not recognize taxable income upon grant. Additionally, if applicable holding period requirements are met, the participant should not recognize taxable income at the time of exercise. However, the excess of the fair market value of the Company common shares received over the option exercise price is an item of tax preference income potentially subject to the alternative minimum tax. If common shares acquired upon exercise of an ISO are held for a minimum of two years from the date of grant and one year from the date of exercise and otherwise satisfy the ISO requirements, the gain or loss (in an amount equal to the difference between the fair market value on the date of disposition and the exercise price) upon disposition of the shares will be treated as a long-term capital gain or loss, and the Company will not be entitled to any deduction. If the holding period requirements are not met, the ISO will be treated as one that does not meet the requirements of the Code for ISOs and the participant will recognize ordinary income at the time of the disposition equal to the excess of the amount realized over the exercise price, but not more than the excess of the fair market value of the common shares on the date the ISO is exercised over the exercise price, with any remaining gain or loss being treated as capital gain or capital loss. The Company and its subsidiaries or affiliates generally are not entitled to a federal income tax deduction upon either the exercise of an ISO or upon disposition of the common shares acquired pursuant to such exercise, except to the extent that the participant recognizes ordinary income on disposition of the shares.

•        Other Awards.    The current federal income tax consequences of other awards authorized under the Amended 2020 Plan generally follow certain basic patterns: SARs are taxed and deductible in substantially the same manner as NSOs; nontransferable restricted shares subject to a substantial risk of forfeiture results in income recognition equal to the excess of the fair market value over the price paid, if any, only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant through a Section 83(b) election); RSUs, dividend equivalents and other share or cash based awards are generally subject to tax at the time of payment. The Company and its subsidiaries or affiliates generally should be entitled to a federal income tax deduction at the time and for the same amount as the optionee recognizes ordinary income.

•        Section 409A.    Certain types of awards under the Amended 2020 Plan may constitute, or provide for, a deferral of compensation subject to Section 409A of the Code. Unless certain requirements set forth in Section 409A of the Code are complied with, holders of such awards may be taxed earlier than would otherwise be the case (e.g., at the time of vesting instead of the time of payment) and may be subject to an additional 20% penalty tax (and, potentially, certain interest, penalties and additional state taxes). To the extent applicable, the Amended 2020 Plan and awards granted under the Amended 2020 Plan are intended to be structured and interpreted in a manner intended to either comply with or be exempt from Section 409A of the Code and the Department of Treasury regulations and other interpretive guidance that may be issued under Section 409A of the Code. To the extent determined necessary or appropriate by the Amended 2020 Plan administrator, the Amended 2020 Plan and applicable award agreements may be amended to further comply with Section 409A of the Code or to exempt the applicable awards from Section 409A of the Code.

•        Section 162(m).    Section 162(m) of the Code generally provides that income tax deductions of publicly held corporations may be limited to the extent total compensation (including, but not limited to, base salary, annual bonus and income attributable to option and SAR exercises and other equity award settlements and other non-qualified benefits) for certain executive officers exceeds $1,000,000 (less the amount of any “excess parachute payments” as defined in Section 280G of the Code) in any taxable year of the corporation.

Vote Required for Approval

The 2020 Plan Proposal will be approved and adopted if the holders of at least a simple majority of the votes cast by shareholders voting shares that carry the right to vote at general meetings at the annual general meeting of shareholders vote “FOR” the 2020 Plan Proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT
SHAREHOLDERS VOTE “FOR” THE PLAN AMENDMENT PROPOSAL.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

On February 2, 2022, we entered into the Waiver with the Sponsor, pursuant to which the Sponsor (1) waived its right to exercise any of its 4,900,000 warrants to purchase our common shares, which waiver the Sponsor may terminate by providing us 61 days’ prior written notice; (2) waived its right to nominate a director to the Board pursuant to the Investors’ Rights Agreement, dated December 18, 2020, by and among the Company, the Sponsor and certain investors named therein, until the earlier of when George J. Schultze (i) is no longer a member of the Audit Committee or (ii) ceases to be a eligible to be a member of the Audit Committee under the rules and regulations of Nasdaq (the period commencing on February 2, 2022 and ending on such date, the “Restricted Period”); (3) agreed not to acquire, directly or indirectly, by means of purchase or in any other manner, beneficial or economic ownership of any of our securities during the Restricted Period; and (4) agreed that it will not, without prior written consent of the Board, dispose of any of our common shares, warrants or any securities convertible into, or exercisable, or exchangeable for, common shares until the date that is 12 months after the date of the Waiver.

Other Agreements

For a description of the employment agreements and compensation arrangements with our executive officers and directors, see the sections titled “Compensation of Directors” and “Summary Compensation Table”.

AUDIT MATTERS

Marcum LLP

Marcum LLP has audited the financial statements of the Company for the fiscal year ended December 31, 2022.

A representative of Marcum LLP is expected to be present at the meeting and will be afforded the opportunity to make a statement if he or she desires to do so and to respond to appropriate questions from shareholders.

When considering Marcum LLP’s independence, the Audit Committee considered whether its provision of services to the Company beyond those rendered in connection with its audit and review of the Company’s consolidated financial statements was compatible with maintaining its independence and has determined that such services do not interfere with that firm’s independence in the conduct of its auditing function. The Audit Committee also reviewed, among other things, the amount of fees paid to Marcum LLP and its respective affiliates for audit and non-audit services.

Audit Matters

Audit Fees

For the year indicated, Marcum LLP billed or is expected to bill the Company the following fees:

For the Year Ended December 31, 2022
($) in Thousands
Audit Fees(1)	$588
Audit-Related Fees(2)	$21
Total	$609

____________

(1)      Audit Fees:    This category represents fees for professional services provided in connection with the audit of our financial statements, review of our quarterly financial statements, and audit services provided in connection with other regulatory or statutory filings.

(2)      Audit-Related Fees:    This category represents fees related to assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and that are not reported under “Audit Fees.” These services include work performed in connection with registration statements such as the issuance of comfort letters, due-diligence, and accounting consultations in connection with acquisitions and divestitures, attest services that are not required by statute or regulation, and consultations concerning financial accounting and reporting standards.

BDO Canada LLP

BDO Canada LLP has audited the financial statements of the Company for the fiscal year ended December 31, 2021.

For the years indicated, BDO Canada LLP billed or is expected to bill the Company the following fees(1):

	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021
	($) in Thousands
Audit Fees(2)	$149	$1,285
Audit-Related Fees(3)	$33	$113
Total	$182	$1,398

____________

(1)      On September 13, 2022, Clever Leaves Holdings Inc. notified BDO Canada LLP (“BDO”) of its dismissal as the Company’s independent registered public accounting firm effective as of that date. The dismissal of BDO was approved by the audit committee of the board of directors of the Company (the “Audit Committee”). The decision by the Audit Committee was made to reduce ongoing costs related to the Company’s annual audit.

(2)      Audit Fees:    This category represents fees for professional services provided in connection with the audit of our financial statements, review of our quarterly financial statements, and audit services provided in connection with other regulatory or statutory filings.

(3)      Audit-Related Fees:    This category represents fees related to assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and that are not reported under “Audit Fees.” These services include work performed in connection with registration statements such as the issuance of comfort letters, due-diligence, and accounting consultations in connection with acquisitions and divestitures, attest services that are not required by statute or regulation, and consultations concerning financial accounting and reporting standards.

Audit Committee Pre-Approval

Pursuant to its written charter, the Audit Committee, or a subcommittee thereof, is responsible for approving in advance all audit and permitted non-audit services the independent registered public accounting firm performs for us. In recognition of this responsibility, the Audit Committee has established a policy to approve in advance all audit and permitted non-audit services the independent registered public accounting firm provides.

The policy provides for the general pre-approval of specific types of services, gives detailed guidance as to the specific services that are eligible for general pre-approval and establishes requirements for annual pre-approval levels and subsequent specific pre-approval requests. The policy requires specific approval of all other permitted services. In evaluating pre-approval requests, the Audit Committee considers whether such services are consistent with the rules of the SEC on auditor independence. The Audit Committee’s charter permits the Audit Committee to delegate to one or more Committee members the authority to address any requests for pre-approval of services between Audit Committee meetings, and the decisions as to any pre-approvals must be reported to the Audit Committee at its next scheduled meeting. The policy prohibits the Audit Committee from delegating to management the Audit Committee’s responsibility to pre-approve any permitted services. Our Audit Committee has pre-approved all of the services provided by our independent registered public accounting firm pursuant to our Audit Committee pre-approval policy.

SHAREHOLDER PROPOSALS

Proposals to be included in our proxy statement.    Proposals of shareholders intended to be presented at the Annual Meeting of shareholders to be held in 2024 pursuant to Rule 14a-8 under the Exchange Act must be received by the Secretary of the Company at its executive offices no later than December 23, 2023 to be considered for inclusion in the Company’s proxy materials for that meeting. That date is 120 calendar days before the one-year anniversary of the April 21, 2023 release date for this Proxy Statement. Such proposals also must comply with SEC regulations under Rule 14a-8 regarding the inclusion of shareholder proposals in Company-sponsored proxy materials.

The BCA and our Articles permit certain shareholders to make valid proposals by written notice setting out a matter that the shareholder wishes to have considered at the Annual Meeting. Under the BCA, proposals of shareholders are valid if the proposal meets the following requirements:

(1)    the proposal is signed by a “submitter” or “qualified shareholders” (as those terms are defined in the BCA) who, together with the submitter, are, at the time of signing, registered owners or beneficial owners of shares that, in the aggregate, constitute at least 1% of the issued shares of the company that carry the right to vote at general meetings, or have a fair market value in excess of the prescribed amount set pursuant to regulations of the BCA;

(2)    the proposal, and the declarations referred to in paragraph (3) below, are received at the registered office of the Company at least 3 months before the anniversary of the previous year’s annual general meeting; and,

(3)    the proposal is accompanied by a declaration from the submitter and each “supporter” (as that term is defined in the BCA), signed by the submitter or supporter, as the case may be, or, in the case of a submitter or supporter that is a corporation, by a director or senior officer of the signatory:

a.      providing the name of and a mailing address for that signatory;

b.      declaring the number and class or series of shares carrying the right to vote at general meetings that are owned by that signatory as a registered owner or beneficial owner; and

c.      unless the name of the registered owner has already been provided under subparagraph (a), providing the name of the registered owner of those shares.

A proposal may be accompanied by one written statement in support of the proposal. A proposal, or, if a statement is provided in connection, the statement and proposal together, must not exceed 1,000 words in length (excluding the signatures and the declarations referred to above).

Director nominations to be presented at the Annual Meeting.    Under our Articles, in order to nominate a director or bring any other business before the shareholders at the Annual Meeting that will not be included in our proxy statement pursuant to Rule 14a-8, you must comply with the procedures and timing specifically described in our Articles.

Pursuant to our Articles, nominations of persons for election to the Board may be made (i) by or at the direction or request of one or more shareholders entitled to vote at the Annual Meeting pursuant to a proposal made in accordance with the provisions of the BCA, or (ii) by any shareholder of the Company (a “Nominating Shareholder”) who, at the close of business on the Meeting Notice Date (as defined below) and on the record date for the notice of the Annual Meeting, is entered in the securities register as a holder of one or more shares carrying the right to vote at the Annual Meeting or who beneficially owns shares that are entitled to be voted at such meeting, and who complies with the notice procedures set forth below. For a nomination to be made by a Nominating Shareholder, such Nominating Shareholder must give timely notice thereof in proper written form to the CFO of the Company in accordance with the Articles.

To be timely under the Articles, a Nominating Shareholder’s notice must be received by the CFO of the Company not less than 30 days or more than 65 days prior to the date of the Annual Meeting; provided, however, that in the event that the Annual Meeting is to be held on a date that is less than 50 days after the date on which the first public announcement of the date of the Annual Meeting was made (the “Meeting Notice Date”), the Nominating Shareholder’s notice must be so received not later than the close of business on the 10th day following the Meeting Notice Date. The public announcement of an adjournment of the Annual Meeting does not commence a new time period for the giving of a Nominating Shareholder’s notice.

In addition to satisfying the foregoing notice requirements under our Articles, to comply with the universal proxy rules under the Exchange Act, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 3, 2024.

OTHER MATTERS

The Board is not aware of any matters that will be brought before the meeting other than as described in this Proxy Statement. However, if any matters properly come before the meeting that are not specifically set forth on the proxy card and in this Proxy Statement, the persons designated as proxies will have authority to vote thereon in accordance with their best judgment.

Accessing your proxy materials

We are using “notice and access” procedures to distribute our proxy materials to our shareholders. We are mailing a Notice of Internet Availability of Proxy Materials (the “Notice”) to our shareholders. Shareholders who received the Notice may access the proxy materials over the Internet or, on request, receive a paper copy of the materials by mail or an email copy. The Notice includes instructions on how to access the materials over the Internet and how to request a paper or email copy. The Notice further provides instructions on how shareholders may elect to receive proxy materials in the future in printed form or by email.

Some of our shareholders, including shareholders who previously asked to receive paper copies of the proxy materials, will receive paper copies of the proxy materials.

Electronic delivery of the proxy statement and annual report to Shareholders

If you are a shareholder of record, you may choose to receive future proxy statements and annual reports electronically by consenting to electronic delivery online at: www.investorvote.com. If you choose to receive your proxy materials electronically, your choice will remain in effect until you notify us that you wish to discontinue electronic delivery of these documents. You may provide your notice to us via the Internet at www.investorvote. com.

If you hold your Clever Leaves shares in street name in a stock brokerage account or at a bank or other nominee, refer to the information provided by that entity for instructions on how to elect this option.

Your vote is important

Whether or not you plan to attend the Annual Meeting, please take the time to vote you Clever Leaves shares as soon as possible. You may vote your shares on the Internet, by using a toll-free telephone number or by mailing your proxy card (see your Notice or proxy card for complete instructions, or refer to the instructions on page PC-1 of this Proxy Statement).

Voting your shares

Holders of record. If you are a shareholder of record or a duly appointed proxy of a shareholder of record, you may vote by:

•        Attending the Annual Meeting and voting in person;

•        Voting on the Internet or by telephone no later than 1:00 a.m., Eastern Time, June 2, 2023; or

•        Mailing your proxy card so that it is received by Clever Leaves, c/o Computershare prior to the Annual Meeting.

Appendix A

Amendment to the Company’s 2020 Incentive Award Plan

This Amendment (this “Plan Amendment”) to the Clever Leaves Holdings Inc. 2020 Incentive Award Plan (as may be amended from time to time, the “2020 Plan”) is made as of [    ], 2023. Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the 2020 Plan.

WHEREAS, Section 12.1(a) of the 2020 Plan permits the Board to amend the 2020 Plan, subject, in the case of certain amendments, including those increasing the number of shares available under the 2020 Plan, to the approval by the Company’s shareholders of such amendment;

WHEREAS, the Board desires to amend the 2020 Plan to increase the number of Shares available for grant under the 2020 Plan;

WHEREAS, the Board desires to incentivize service providers to remain in their positions with the Company by instituting a one-year minimum vesting requirement for Awards issued under the 2020 Plan (with certain exceptions);

WHEREAS, this Plan Amendment shall be submitted to the Company’s shareholders for approval, and shall become effective as of the date on which the Company’s shareholders approve such Plan Amendment (the “Amendment Effective Date”); and

WHEREAS, if the Company’s shareholders fail to approve this Plan Amendment, the 2020 Plan as in effect prior to the Amendment Effective Date shall continue in full force and effect;

NOW, THEREFORE, pursuant to Section 12.1(a) of the 2020 Plan, the 2020 Plan is hereby amended as follows, effective as of the Amendment Effective Date:

1.      The first sentence of Section 3.1(a) of the 2020 Plan is hereby amended to read as follows: “Subject to Sections 3.1(b) and ١٢.٢, the aggregate number of Shares which may be issued or transferred pursuant to Awards under the Plan is 8,388,215, all of which may be issued in the form of Incentive Stock Options.”

2.      A new Section 3.2, titled “Minimum Vesting Period of One Year”, is hereby added to the 2020 Plan as follows: “In no event shall any Award granted under the Plan on or after the date on which the Company’s shareholders approve the amendment to the Plan pursuant to which this section 3.2 is added vest or otherwise become payable earlier than one year following the date on which such award is granted, other than as described in Section 12.2; provided, however that, notwithstanding the foregoing, the minimum vesting requirement of this Section 3.2 shall not apply to: (i) any Substitute Awards, (ii) any Awards delivered in lieu of fully-vested cash awards or payments, (iii) any Awards to non-employee directors for which the vesting period runs from the date of one annual meeting of the Company’s shareholders to the next annual meeting of the Company’s shareholders, or (iv) any other Awards granted by the Committee from time to time that result in the issuance of an aggregate of up to 5% of the Shares available for issuance pursuant to Section 3.1(a), provided that, nothing in this Section 3.2 limits the ability of an Award to provide that such minimum vesting restrictions may lapse or be waived upon a Participant’s termination of service or death or disability.

3.      This Plan Amendment may be executed in one or more facsimile, electronic or original counterparts, each of which shall be deemed an original and both of which together shall constitute the same instrument.

4.      All terms and provisions of 2020 Plan not amended hereby shall remain in full force and effect. From and after the Amendment Effective Date, all references to the term “Plan” or “2020 Plan” in this Plan Amendment or the 2020 Plan shall include the terms contained in this Plan Amendment.

A-1

CLEVER LEAVES HOLDINGS INC.
250 HOWE STREET, 20th FLOOR
VANCOUVER, BRITISH COLUMBIA, V6C 3R8, CANADA

VOTE BY INTERNET

Before The Meeting – Go to www.envisionreports.com/CLVR

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 1:00 A.M. Eastern Daylight Time the day of the meeting. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting – www.meetnow.global/M9FY52X

You may attend the Meeting via the Internet and vote during the Meeting.

VOTE BY PHONE – 1-800-652-VOTE (8683)

Use any touch-tone telephone to transmit your voting instructions up until 1:00 A.M. Eastern Daylight Time the day of the meeting.

Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CLEVER LEAVES HOLDINGS INC.

Company Proposals

The Board of Directors recommends you vote FOR each of the nominees listed in Proposal 1 below:

1.      To elect each of the 5 director nominees named in the proxy statement

		For	Withhold
Nominees:
	01 - Andrés Fajardo	☐	☐
	02 - Elisabeth DeMarse	☐	☐
	03 - Gary M. Julien	☐	☐
	04 - George J. Schultze	☐	☐
	05 - William Muecke	☐	☐
The Board of Directors recommends you vote FOR Proposal 2 and Proposal 3:	For	Against	Abstain
2. The appointment of Marcum LLP as the Company’s independent registered public accounting firm to serve as independent auditor for the 2023 fiscal year.	☐	☐	☐

3. An amendment to the Company’s 2020 Incentive Award Plan.	☐	☐	☐

NOTE:    Such other business as may properly come before the meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer and provide the corporate seal, if any.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The 2023 Notice and Proxy Statement and 2022 Annual Report on Form 10-K are available at
www.envisionreports.com/CLVR

CLEVER LEAVES HOLDINGS INC.
Annual Meeting of Shareholders
June 2, 2023 10:00 a.m., Eastern Daylight Time
This proxy is solicited by the Board of Directors

The undersigned hereby authorizes Andrés Fajardo, Marta Pinto Leite and Henry R. Hague III, or any of them, each with full power of substitution, or ____________________ as proxy of the undersigned to attend and vote at the Annual Meeting and at any adjournment thereof, with all the powers which the undersigned could exercise if personally present and with authority to vote at the said proxyholder’s discretion unless herein otherwise specified.

The shares represented by this proxy will be voted for or withheld or abstained from voting (as applicable) in accordance with the instructions noted hereon on any ballot that may be called for. The persons named in this proxy will vote this proxy in accordance with the instructions contained herein. Unless contrary instructions are specified, if this proxy is executed and returned (and not revoked) prior to the Annual Meeting, the common shares represented by this proxy will be voted “FOR” the above-mentioned items. The Company presently knows of no matters to come before the Annual Meeting other than the matters identified in the notice of the Annual Meeting. If any amendments, variations or other matters that are not known should properly come before the Annual Meeting, the Common Shares will be voted on such amendments, variations or matters in accordance with the best judgment of the said proxyholder.

The Shareholder has the right to appoint a person, other than the persons designated, to attend, vote and act for the Shareholder and on the Shareholder’s behalf at the Annual Meeting. Such right may be exercised by striking out the names of the specified persons and inserting the name of such other person in the space provided.

This proxy revokes all prior proxies given by the Shareholder represented by this proxy and may be revoked at any time before it has been exercised as described in the Proxy Statement.

Continued and to be signed on reverse side